UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BEAZER HOMES USA, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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2018 PROXY STATEMENT

FROM OUR

CHAIRMAN OF THE BOARD

Dear Fellow Stockholders:

The 2019 annual meeting of stockholders of Beazer Homes USA, Inc. will be held at 8:30 a.m., Eastern Time, on Wednesday, February 6, 2019, at our principal executive offices at 1000 Abernathy Road, Suite 260, Atlanta, Georgia 30328, for the following purposes:

•	Election of the nine directors named in the accompanying Proxy Statement to serve until our annual meeting in 2020;

•	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2019;

•	Approval of the compensation of our named executive officers;

•	Amendment of our Amended and Restated Certificate of Incorporation to extend the term of a protective amendment designed to preserve tax benefits associated with our net operating losses;

•

Approval of a new Section 382 Rights Agreement to become effective upon the expiration of our existing Section 382 Rights Agreement, to preserve tax benefits associated with our net operating losses; and

•	Transaction of any other business that may properly come before the meeting or any adjournments or postponements thereof.

Holders of record of our common stock as of the close of business on December 12, 2018, are entitled to notice of, and to vote at, the annual meeting. For instructions on voting, please refer to the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled “How to Vote” beginning on page 1 of the proxy statement, or, if you received a paper copy of the proxy statement, your enclosed proxy card.

Your vote is important. Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible.

By Order of the Board of Directors,

STEPHEN P. ZELNAK, JR.

Non-Executive Chairman of the Board of Directors

Beazer Homes USA, Inc.

December 21, 2018

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on February 6, 2019:

This proxy statement, along with the Company’s Annual Report on Form 10-K for the fiscal year ended

September 30, 2018, are available free of charge on the Company’s website at

http://www.beazer.com

PROXY

STATEMENT SUMMARY

This executive summary provides an overview of the information contained within this proxy statement. We encourage you to read the entire proxy statement prior to voting.

ANNUAL MEETING OF STOCKHOLDERS ROADMAP

STOCKHOLDERS ANNUAL MEETING	STOCKHOLDER VOTING MATTERS

Wednesday, February 6, 2019
8:30 a.m. (Eastern time)

Beazer Homes

1000 Abernathy Road,

Suite 260

Atlanta, Georgia 30328

Stockholders of record as of the
close of business on December 12,
2018 are entitled to notice of, and
to vote at, the annual meeting.

This proxy statement, along with
the Company’s Annual Report on
Form 10-K for the fiscal year ended
September 30, 2018, are available
on the Company’s website at
http://www.beazer.com.

On December 21, 2018, we began
mailing this proxy statement to
stockholders who requested paper
copies.

PROPOSAL	BOARD’S VOTING RECOMMENDATION	PAGE REFERENCE
Election of directors	For Each Nominee	10
Ratification of appointment of independent auditors	For	16
Approval of executive compensation	For	18
Amendment of certificate of incorporation to preserve tax benefits	For	41
Approval of Section 382 Rights Agreement to preserve tax benefits	For	41

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2018

BUSINESS HIGHLIGHTS

In 2018, we continued to pursue our objective of providing our customers with homes that incorporate exceptional value and quality at affordable prices, while creating durable and growing value for our employees, partners and stockholders. Here are several highlights of our financial, operational and strategic achievements during fiscal 2018:

2B-10 Plan

Surpassed our multi-year plan to reach at least $2 billion in revenue and $200 million of Adjusted EBITDA

FINANCIAL
$2.1 BILLION	Revenue
Achieved $2.1 billion in homebuilding revenue, a 9.6% increase year-over-year
$204.7 MILLION	Adjusted EBITDA
Achieved $204.7 million in Adjusted EBITDA, a 14.5% increase year-over-year
$250 MILLION	Debt Reduction
Completed three-year, $250 million debt reduction plan

OPERATIONAL
3.0 PER MONTH	Sales Pace
Achieved average monthly sales pace per community of 3.0
$360,200	Average Selling Price
Ended the year with an average selling price (ASP) of $360,200 for our homes, marking our seventh consecutive year of ASP growth
160 COMMUNITIES	Community Count
Ended the year with a community count of 160

STRATEGIC
34 NEWLY ACQUIRED COMMUNITIES	Acquisitions
Completed the acquisitions of Bill Clark Homes and Venture Homes during the year, adding 34 existing and future communities

During 2019, the Board and management will continue to take steps to position Beazer for future success by growing EBITDA and EPS, while managing the balance sheet to drive return on assets (ROA) above 10%. Please see Annex I for a reconciliation of non-GAAP measures to GAAP measures.

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CORPORATE

GOVERNANCE HIGHLIGHTS

✓	Annual election of all directors

✓	Majority vote standard for the election of directors

✓	Officer and director stock ownership requirements

✓	20% female representation among our non-employee directors

✓	Policies against hedging, pledging and stock option repricing
✓	Clawbacks of incentive awards in the event of a restatement

✓	Double triggers for both cash severance and accelerated vesting of equity upon a change in control

✓	Robust Board and Committee evaluation practices

✓	Long-standing stockholder engagement practices

STOCKHOLDER

ENGAGEMENT

We are committed to a robust stockholder engagement program. Our Board values our stockholders’ perspectives, and feedback from stockholders on our business, corporate governance and executive compensation are important considerations for Board discussions throughout the year. Over the course of the year, our team held more than 80 meetings with stockholders and investors.

Our Board maintains a process for stockholders and interested parties to communicate with the Board. Stockholders and interested parties may write or call our Board as provided under “Corporate Governance” on pg. 9.

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BOARD

NOMINEES (PG. 10)

Below are the directors nominated for election by stockholders at the annual meeting. The Board recommends a vote “FOR” each of the directors.

	AGE	SERVING SINCE	COMMITTEES SERVED	INDEPENDENT
Elizabeth S. Acton	67	2012	Audit, Finance (Chair)	Yes
Laurent Alpert	72	2002	Nom/Corp Gov (Chair), Finance	Yes
Brian C. Beazer	83	1994	Compensation, Nom/Corp Gov	Yes
Peter G. Leemputte	61	2005	Audit, Finance	Yes
Allan P. Merrill	52	2011	Not Applicable	No
Peter M. Orser	62	2016	Compensation (Chair), Finance	Yes
Norma A. Provencio	61	2009	Compensation, Nom/Corp Gov	Yes
Danny R. Shepherd	67	2016	Audit (Chair), Compensation	Yes
Stephen P. Zelnak, Jr.	73	2003	Non-Executive Chair, Audit, Nom/Corp Gov	Yes

BOARD AND

COMMITTEE COMPOSITION (PG. 6)

The Board of Directors has an Audit Committee, a Compensation Committee, a Nominating/Corporate Governance Committee and a Finance Committee. Below are our directors, their committee memberships, and their 2018 attendance rates for regularly scheduled Board and committee meetings.

	BOARD	AUDIT	COMPENSATION	NOM/ CORP GOV	FINANCE	ATTENDANCE RATE
Elizabeth S. Acton						100%
Laurent Alpert						100%
Brian C. Beazer						100%
Peter G. Leemputte						100%
Allan P. Merrill						100%
Peter M. Orser						100%
Norma A. Provencio						100%
Danny R. Shepherd						100%
Stephen P. Zelnak, Jr.						100%

   Chair

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KEY

QUALIFICATIONS

The following are several of the key qualifications, skills and experience of our Board that we believe are uniquely important to our business.

✓	Homebuilding/Construction Industry Experience
Beazer, Merrill, Orser, Shepherd, Zelnak

✓	CEO/COO Experience
Beazer, Merrill, Orser, Shepherd, Zelnak

✓	CFO/Accounting/Finance Experience
Acton, Leemputte, Merrill, Provencio
✓	Public Company Board Experience
Beazer, Leemputte, Provencio, Shepherd, Zelnak

✓	Marketing/Sales
Merrill, Orser

✓	Corporate Governance
Alpert

The lack of a mark for a director does not mean that he or she does not possess that particular qualification, skill or experience. The marks above simply indicate that the characteristic is one for which the director is especially well known among our Board.

We believe our Board reflects the broad expertise and perspective needed to govern our business and constructively engage with senior management.

HOW

WE PAY

Our executive compensation program consists of the following elements:

✓	Base salary

✓	Short-term cash incentive compensation, based on performance
✓	Long-term equity incentive compensation
(performance shares and restricted stock)

✓	Benefits available to all employees

2018

EXECUTIVE COMPENSATION ACTIONS

✓

Mr. Merrill’s base salary was increased from $900,000 to $950,000. Mr. Salomon’s base salary was increased from $525,000 to $550,000. Mr. Belknap joined the Company in January 2018 and his initial base salary was $450,000. See “Compensation Discussion and Analysis — Elements of Fiscal 2018 Compensation Program — Base Salary” for more information about these salary adjustments

✓

Mr. Merrill’s long-term incentive target was increased from 250% to 300% of base salary, and Mr. Salomon’s short-term incentive target was increased from 100% to 125% of base salary. See “Compensation Discussion and Analysis — Elements of Fiscal 2018 Compensation Program — Short-Term Incentive Compensation” and “— Long-Term Incentive Compensation” for more information about these adjustments to target compensation

✓	We based 75% of the fiscal 2018 short-term incentive opportunity for named executive officers on achievement of Bonus Plan EBITDA and 25% of the incentive opportunity on key operational metrics

✓	We determined to use operational objectives identical to those used in determining the fiscal 2017 short-term incentive opportunity, with improvement over fiscal 2017 results required in all cases

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✓

We determined that Messrs. Merrill, Salomon and Belknap would be eligible to receive an award for the operational components of the 2018 short-term bonus opportunity only if threshold Bonus Plan EBITDA was achieved

✓	We retained the discretion to deduct from awards earned for failure to achieve certain construction quality standards based on the assessment of an independent third-party expert

✓

We continued our practice of awarding performance shares equal to two-thirds of an NEO’s overall long-term incentive award opportunity, and time-based restricted stock equal to one-third of award opportunity

✓	We based 2018-2020 performance share metrics on cumulative pre-tax income, return on assets and the number of Gatherings® home sales

✓	We continued to include an adjustment to performance shares based on relative total shareholder return (TSR) performance

✓	We no longer use employment agreements for our NEOs. We entered into new severance and change in control agreements with our NEOs upon the expiration of previously-existing employment agreements

PERFORMANCE-BASED

COMPENSATION OUTCOMES

Compensation outcomes from performance incentives were well-aligned with the strong performance our management team achieved during fiscal 2018:

✓

The annual cash incentive program delivered a percent-of-target outcome ranging from 122.9% to 144.9% based on the operational and financial performance factors described under “Compensation Discussion and Analysis — Short-Term Incentive Compensation”

✓

The three-year award cycle of the 2016 performance share program ended on September 30, 2018, with results yielding a payout relative to target of 140.0%. See “Compensation Discussion and Analysis — Long-Term Incentive Compensation” for more information

RATIFICATION OF

AUDITORS (PG. 16)

Although stockholder ratification is not required, the appointment of Deloitte & Touche LLP as the Company’s independent auditors for fiscal 2019 is being submitted for ratification at the annual meeting because the Board believes doing so is a good corporate governance practice. The Board recommends a vote “FOR” the ratification of the Company’s independent auditors.

CHARTER AMENDMENT AND

NEW RIGHTS AGREEMENT (PG. 41)

We have significant deferred tax assets comprised primarily of net operating losses, or NOLs, that we use (and want to continue to use) to offset the taxable income we are now generating and expect to continue to generate in the future. These benefits, which have substantial value to us, can be significantly impaired, however, if we experience an “ownership change” under Section 382 of the Internal Revenue

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Code (which is discussed in detail under “Proposals 4 and 5 — Background” on page 41). To help protect against an “ownership change” and preserve our ability to fully maximize our NOLs, our stockholders have previously approved certain protective measures, including the charter amendment and the Section 382 Rights Agreement described in Proposal 4 and Proposal 5, respectively.

These protective provisions are set to expire in November 2019. Accordingly, we are now seeking stockholder approval to extend the expiration dates of each of these protective provisions by an additional three years. We have provided a brief “Frequently Asked Questions” section beginning on page 41, followed by the related proposals. The Board recommends a vote “FOR” approval of both the protective charter amendment and the new Rights Agreement.

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TABLE OF

PROXY

STATEMENT

GENERAL

This proxy statement contains information about the 2019 annual meeting of stockholders of Beazer Homes USA, Inc. In this proxy statement both “Beazer” and the “Company” refer to Beazer Homes USA, Inc. This proxy statement and the enclosed proxy card are being made available to you by the Company’s Board of Directors starting on or about December 21, 2018.

PURPOSE OF THE ANNUAL MEETING

At the Company’s annual meeting, stockholders will vote on the following matters:

•	Proposal 1: election of directors;

•	Proposal 2: ratification of appointment of Deloitte & Touche LLP as the Company’s independent auditors;

•	Proposal 3: approval of the compensation of the Company’s named executive officers;

•	Proposal 4: amendment of the Company’s Amended and Restated Certificate of Incorporation;

•	Proposal 5: approval of a new Section 382 Rights Agreement; and

•

Transaction of any other business that properly comes before the meeting or any adjournments or postponements thereof. As of the date of this proxy statement, the Company is not aware of any other business to come before the meeting.

WHO CAN VOTE

Only stockholders of record holding shares of Beazer common stock at the close of business on the record date, December 12, 2018, are entitled to receive notice of the annual meeting and to vote the shares of Beazer common stock they held on that date. The Company’s stock transfer books will not be closed. A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any Beazer stockholder at 1000 Abernathy Road, Suite 260, Atlanta, Georgia 30328, for purposes relating to the annual meeting, during normal business hours for a period of ten days before the meeting.

As of December 12, 2018, there were 32,952,418 shares of Beazer common stock issued and outstanding. Holders of Beazer common stock are entitled to one vote per share and are not allowed to cumulate votes in the election of directors.

HOW TO VOTE

If your shares of Beazer common stock are held by a broker, bank or other nominee (in “street name”), you will receive instructions from them on how to vote your shares. As further described below, if your shares are held in street name and you do not give your broker, bank or other nominee specific instructions on how to vote your shares, the entity holding your shares may vote them at its discretion on any “routine” matters; however, your shares will not be voted on any “non-routine” matters. An absence of voting instructions on any “non-routine” matters will result in a “broker non-vote.”

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The only “routine” matter to be acted upon at the annual meeting is Proposal No. 2: ratification of appointment of Deloitee & Touche LLP as the Company’s independent auditors. All other matters to be acted upon at the annual meeting are “non-routine” matters and, as such, if you hold all or any portion of your shares in street name and you do not give your broker, bank or other nominee specific instructions on how to vote your shares, your shares will not be voted on any of the following “non-routine” matters:

•	Proposal 1: election of directors;

•	Proposal 3: advisory vote to approve the compensation of the Company’s named executive officers;

•	Proposal 4: amendment of the Company’s Amended and Restated Certificate of Incorporation; and

•	Proposal 5: approval of a new Section 382 Rights Agreement.

If you hold shares of Beazer common stock in your own name (as a “stockholder of record”), you may vote your shares:

over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials; or

if you requested to receive printed proxy materials, by using the toll-free telephone number listed on the enclosed proxy card (specific directions for using the telephone voting system are included on the proxy card); or

if you requested to receive printed proxy materials, by marking, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Whichever method you use, your shares of Beazer common stock will be voted as you direct. If you designate the proxies named in these proxy materials to vote on your behalf, but do not specify how to vote your shares, they will be voted:

•	FOR the election of the director nominees;

•	FOR the ratification of appointment of Deloitte & Touche LLP as the Company’s independent auditors;

•	FOR approval of the compensation of the Company’s named executive officers;

•	FOR amendment of the Company’s Amended and Restated Certificate of Incorporation;

•	FOR approval of a new Section 382 Rights Agreement; and

•	In accordance with the judgment of the persons voting the proxy on any other matter properly brought before the meeting or any adjournments or postponements of the annual meeting.

REVOKING A PROXY

You may revoke your proxy by submitting a new proxy with a later date by Internet, telephone or mail (if applicable), by voting at the meeting, or by filing a written revocation with Beazer’s corporate secretary. Your attendance at the annual meeting alone will not automatically revoke your proxy. If you vote in advance using one of the above methods, you may still attend and vote at the meeting.

QUORUM

A majority of the shares of Beazer common stock outstanding and entitled to vote on the record date will constitute a quorum, permitting the business of the annual meeting to be conducted. If your shares are present in person or by proxy, your shares will be part of the quorum.

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VOTES NEEDED

Election of Directors

You may vote FOR or AGAINST any or all director nominees or you may ABSTAIN as to one or more director nominees. In order to be elected, the number of votes FOR a director must exceed the number of votes AGAINST such director. As set forth in our bylaws, only votes FOR or AGAINST the election of a director nominee will be counted. Abstentions and broker non-votes count for quorum purposes, but not for purposes of the election of directors. A vote to ABSTAIN is not treated as a vote FOR or AGAINST and will have no effect on the outcome of the vote.

Ratification of Appointment of Independent Auditors

You may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors or you may ABSTAIN. A majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote must be voted FOR approval of this matter in order for it to pass. Votes cast FOR or AGAINST and ABSTENTIONS with respect to this matter will be counted as shares entitled to vote on the matter. Broker non-votes are not applicable to this matter. A vote to ABSTAIN will have the effect of a vote AGAINST the matter.

Approval of the Compensation of Our Named Executive Officers

You may vote FOR or AGAINST the approval of the compensation of our named executive officers or you may ABSTAIN. A majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote must be voted FOR approval of this matter in order for it to pass. Votes cast FOR or AGAINST and ABSTENTIONS with respect to this matter will be counted as shares entitled to vote on the matter. Broker non-votes will not be counted as shares entitled to vote on this matter. A vote to ABSTAIN will have the effect of a vote AGAINST the matter.

Amendment to Company’s Amended and Restated Certificate of Incorporation

You may vote FOR or AGAINST the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation or you may ABSTAIN. A majority of all outstanding shares of common stock entitled to vote must be voted FOR approval of this matter in order for it to pass. A broker non-vote and a vote to ABSTAIN will have the effect of a vote AGAINST the matter.

Approval of New Section 382 Rights Agreement

You may vote FOR or AGAINST the new Section 382 Rights Agreement or you may ABSTAIN. A majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote must be voted FOR approval of this matter in order for it to pass. Votes cast FOR or AGAINST and ABSTENTIONS with respect to this matter will be counted as shares entitled to vote on the matter. Broker non-votes will not be counted as shares entitled to vote on this matter. A vote to ABSTAIN will have the effect of a vote AGAINST the matter.

Other Business

The affirmative vote of a majority of the shares cast at the annual meeting is required for approval of any other business that may properly come before the meeting or any adjournment thereof. Only votes FOR or AGAINST approval of any other business will be counted. Abstentions and broker non-votes count for quorum purposes, but not for the voting on the approval of such other business.

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WHO COUNTS THE VOTES

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of the election.

EXPENSES OF SOLICITATION

Expenses incurred in connection with the solicitation of proxies will be paid by the Company. In addition, we have engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies. We anticipate that the costs associated with this engagement will be approximately $18,500 plus costs and expenses incurred by MacKenzie. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for costs incurred in connection with this solicitation.

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CORPORATE

GOVERNANCE

DIRECTOR INDEPENDENCE

Our Board of Directors has evaluated all business and charitable relationships between the Company and the Company’s directors during fiscal 2018 as required by the Company’s Corporate Governance Guidelines. As a result of this evaluation, the Board determined that each non-employee director (all directors other than Mr. Merrill) is an “independent director” as defined by the standards for director independence established by applicable laws, rules and listing standards including the standards for independent directors established by The New York Stock Exchange, Inc., or NYSE, and the Securities and Exchange Commission, or SEC. The Company’s Corporate Governance Guidelines are available on the Company’s website (www.beazer.com).

The Corporate Governance Guidelines require that non-employee directors meet in executive session as part of each regularly scheduled meeting of the Board. These executive sessions are called and chaired by our non-executive chairman. Pursuant to our Corporate Governance Guidelines, the non-executive chairman is an independent director who is elected by the affirmative vote of a majority of the independent directors. In addition to chairing the executive sessions, the non-executive chairman discusses with the other independent directors management’s proposed meeting agenda for meetings of the Board and reviews the approved meeting agenda with our chief executive officer, leads the discussion with our chief executive officer following the independent directors’ executive sessions and leads periodic discussions with other Board members and management concerning the Board’s information needs.

BOARD LEADERSHIP STRUCTURE AND GOVERNANCE PRACTICES

Board Leadership Structure

Our Board believes that, at this present time, it is appropriate for the positions of Chairman of the Board and Chief Executive Officer to be held by separate individuals. Stephen P. Zelnak, Jr. was appointed to serve as our non-executive Chairman on February 4, 2015. The Board regularly reviews all aspects of its governance profile, including the Board’s leadership structure, and makes changes as appropriate.

Majority Vote Standard and Director Resignation Policy

Our Bylaws and Corporate Governance Guidelines provide a majority voting standard for the election of directors in uncontested elections. Director nominees will be elected if the votes cast for such nominee exceed the number of votes cast against such nominee. In the event that (i) a stockholder proposes a nominee to compete with nominees selected by our Board, and the stockholder does not withdraw the nomination prior to our mailing the notice of the stockholders meeting, or (ii) one or more directors are nominated by a stockholder pursuant to a solicitation of written consents, then directors will be elected by a plurality vote.

The Corporate Governance Guidelines provide that our Board will only nominate candidates who tender their irrevocable resignations, which are effective upon (i) the candidate not receiving the required vote at the next annual meeting at which they face re-election and (ii) our Board of Directors accepting the candidate’s resignation. In the event that any director does not receive a majority vote, then our Guidelines provide that the NCG Committee will act on an expedited basis to determine whether to accept the director’s resignation and will submit its recommendation to the Board. In deciding whether to accept a director’s resignation, the Board and the Nominating/Corporate Governance, or NCG, Committee may consider any factors that they deem relevant. Our Guidelines also provide that the director whose resignation is under consideration will abstain from the deliberation process. All candidates standing for re-election at the annual meeting have tendered such resignations.

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Risk Oversight

Effective risk oversight is a priority for our Board. The goal of the Company’s risk management process is to understand and manage risk in accordance with the Board’s tolerance for risk. All committees report on the risk categories they oversee to the full Board.

Our Board has delegated primary responsibility for overseeing our risk management process to the Audit Committee. The Audit Committee oversees our risk identification and mitigation processes and specifically oversees management of our financial, legal and fraud policies, as well as our regulatory compliance and cybersecurity risks. This includes regular evaluation of risks related to the Company’s financial statements, including internal controls over financial reporting. Members of management, including our Chief Financial Officer, General Counsel, Compliance Officer and Director of Internal Audit, report to the Audit Committee on a quarterly basis regarding on-going risk management activities. In addition, the Audit Committee consults with our Chief Technology Officer regarding ongoing cybersecurity initiatives, and requests such individual, together with other members of senior management, to report to the Audit Committee or the full Board regularly on their assessment of cybersecurity and related risks to the Company. The Audit Committee also oversees the internal audit function and our independent auditors, and meets separately on at least a quarterly basis with our Compliance Officer, Director of Internal Audit and representatives of our independent auditors as part of this oversight responsibility.

Our Compensation Committee oversees risks related to compensation philosophy and programs to determine that our compensation programs, including those applicable to our executives, do not encourage excessive risk taking. The Compensation Committee works with its independent compensation consultant to structure executive compensation plans that are appropriately aligned with key business objectives, company performance and stockholder interests. For more information on risk considerations in our compensation programs, please see “Compensation Discussion and Analysis — Elements of Fiscal 2018 Compensation Program — Risk Considerations in Our Compensation Programs” below.

Our Finance Committee oversees risks relating to liquidity, capital structure and investments, including land acquisition and development. The Finance Committee, as well as the Board as a whole, reviews our long-term strategic plans, annual budget, capital commitments, cash needs and funding plans. Management is responsible for identifying and managing the risks, while directors provide oversight to management in this process.

Our Nominating/Corporate Governance Committee oversees risks relating to governance matters. The Committee also oversees our ethics program, including implementation of our Code of Business Conduct and Ethics, and compliance by directors and management with the corporate governance and ethics standards of the Company.

STANDING COMMITTEES AND

MEETINGS OF THE BOARD OF DIRECTORS

There are four standing committees of the Board: An Audit Committee, a Nominating/Corporate Governance Committee, a Compensation Committee, and a Finance Committee. Actions taken by these committees are reported to the Board of Directors at the next following Board meeting. All directors attended the Company’s 2018 annual meeting of stockholders held on February 1, 2018. The following table shows the current membership of the Board and each standing committee, and the number of meetings held during fiscal 2018:

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	BOARD	AUDIT	COMPENSATION	NCG	FINANCE	ATTENDANCE RATE
Elizabeth S. Acton						100%
Laurent Alpert						100%
Brian C. Beazer						100%
Peter G. Leemputte						100%
Allan P. Merrill						100%
Peter M. Orser						100%
Norma A. Provencio						100%
Danny R. Shepherd						100%
Stephen P. Zelnak, Jr.						100%
Number of Meetings in 2018	5	5	3	5	5

   Chair

AUDIT COMMITTEE

Our Audit Committee assists the Board in its oversight responsibility relating to:

•	the integrity of the Company’s consolidated financial statements, accounting and financial reporting processes, and systems of internal controls over accounting and financial reporting;

•	the Company’s compliance with legal and regulatory requirements;

•	the independent auditor’s qualifications, independence and performance, including sole authority for appointment, compensation, oversight, evaluation and termination;

•	the performance of the Company’s internal audit function;

•	the report of the Audit Committee required by the rules of the SEC, as included in this proxy statement;

•	reviewing related party transactions, and

•	the fulfillment of the other responsibilities set out in its charter.

Our Board has determined that all members of the Audit Committee qualify as financial experts, as defined in Item 407 of Regulation S-K under the Securities Act of 1933, as amended, and each are considered “financially literate” under NYSE rules. Our Board has reviewed the composition of the Audit Committee pursuant to the rules of the SEC and NYSE governing audit committees, and confirmed that all members of the Audit Committee are “independent” under such rules.

N OMINATING/CORPORATE GOVERNANCE COMMITTEE

As described further below, the duties of our NCG Committee include recommending to the Board the slate of director nominees submitted to stockholders for election at each annual meeting and proposing qualified candidates to fill vacancies on the Board. The NCG Committee is also responsible for developing corporate governance principles for the Company, and overseeing the evaluation of the Board of Directors. Our Board has reviewed the composition of the NCG Committee pursuant to the rules of the NYSE governing nominating and governance committees, and confirmed that all members of the NCG Committee are “independent” under such rules.

The NCG Committee considers director nominee recommendations from executive officers of the Company, independent members of the Board, and stockholders of the Company, as well as recommendations from other interested parties. The NCG Committee may also retain an outside search firm to assist it in finding appropriate nominee candidates. Stockholder recommendations for director nominees received by the Company’s corporate secretary (at the address for submitting stockholder proposals and nominations set forth under the heading

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“Procedures Regarding Director Candidates Recommended by Stockholders” below) are forwarded to the NCG Committee for consideration. See also “Director Qualifications” below.

COMPENSATION COMMITTEE

Our Compensation Committee reviews the Company’s management resources and structure and administers the Company’s cash- and equity-based compensation programs for directors and management, which includes our named executive officers. Our Board has reviewed the composition of the Compensation Committee pursuant to the rules of the NYSE governing compensation committees, and confirmed that all members of the Compensation Committee are “independent” under such rules. All members of the Committee are also “outside directors,” as defined by applicable federal tax law or regulations of the Internal Revenue Service.

FINANCE COMMITTEE

Our Finance Committee provides assistance to the Board by reviewing from time to time matters concerning corporate finance, including equity and debt financings, acquisitions and divestitures, share and debt repurchases and dividend policy.

COMMITTEE CHARTERS AND OTHER INFORMATION

You can access electronic copies of the charters of our Audit Committee, NCG Committee, Compensation Committee and Finance Committee on the Company’s website (www.beazer.com). Our Corporate Governance Guidelines and our Code of Business Conduct and Ethics, which meet the requirements of a code of ethics under applicable SEC regulations and NYSE standards, are also available on the Company’s website. You may request printed copies of any of these documents by writing to the Company’s corporate secretary at 1000 Abernathy Road, Suite 260, Atlanta, Georgia 30328.

BOARD AND COMMITTEE EVALUATIONS

Our Board recognizes that a thorough evaluation process is an important element of corporate governance and enhances our Board’s effectiveness. Therefore, each year, the NCG Committee oversees the evaluation process, which includes an assessment of both Board and Committee performance, and feedback is solicited for areas of improvement. These evaluations and feedback are then reviewed and shared with the full board during executive session.

DIRECTOR QUALIFICATIONS

Pursuant to our Corporate Governance Guidelines, the NCG Committee is directed to work with our Board on an annual basis to determine the appropriate qualifications, skills and experience for each director and for our Board as a whole. In evaluating these characteristics, the Committee and our Board take into account many factors, including the individual director’s general understanding of our business on an operational level, as well as his or her professional background and willingness to devote sufficient time to Board duties.

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While our Board does not have a specific diversity policy, it considers diversity of race, ethnicity, gender, age and professional accomplishments in evaluating director candidates. Each individual is evaluated in the context of our Board as a whole, with the objective of recommending a group of nominees that can best promote the success of our business and represent stockholder interests through the exercise of sound judgment based on diversity of experience and background.

PROCEDURES REGARDING DIRECTOR CANDIDATES

RECOMMENDED BY STOCKHOLDERS

The NCG Committee will consider Board candidates recommended by our stockholders. If the NCG Committee determines to nominate a stockholder-recommended candidate, then that nominee’s name will be included in the proxy statement for our next annual meeting. Stockholder recommendations must be addressed to: Beazer Homes USA, Inc., Attention: Chair, Nominating/Corporate Governance Committee, 1000 Abernathy Road, Suite 260, Atlanta, Georgia 30328.

Our stockholders also have the right under our Bylaws to directly nominate director candidates at an annual meeting by following the procedures outlined in our Bylaws. If a director candidate were to be recommended by a stockholder, our NCG Committee would evaluate the candidate in the same manner it evaluates director candidates identified by the Committee.

REPORTING OF CONCERNS TO INDEPENDENT DIRECTORS

If you have any concerns about the Company, you may communicate them to our independent directors. We maintain an ethics hotline (at 1-866-457-9346) that individuals may call to report any concerns to Global Compliance, a third party service provider that administers our ethics hotline. Individuals may report their concerns anonymously, should they wish to do so. Written communications should be mailed to the Company’s Corporate Secretary at 1000 Abernathy Road, Suite 260, Atlanta, GA 30328, and the Corporate Secretary will forward such communications to our independent directors.

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PROPOSAL 1 —

ELECTION OF DIRECTORS

GENERAL

Each of the nominees listed below has been nominated as a director to serve a term of one year and until his or her respective successor has been qualified and elected. Each of the following nominees is presently serving as a director. Our Board of Directors periodically evaluates the appropriate size for our Board of Directors and will set the number of directors in accordance with our Bylaws and based on recommendations of the NCG Committee.

In the event any nominee is not available as a candidate for director, votes will be cast pursuant to authority granted by the proxy for such other candidate or candidates as may be recommended by the NCG Committee and subsequently nominated by our Board of Directors. Our Board of Directors has no reason to believe that any of the following nominees will be unable or unwilling to serve as a director, if elected.

NOMINEES

The biographical information appearing below with respect to each nominee has been furnished to us by the nominee:

ELIZABETH S. ACTON

Ms. Acton, 67, has served as a director of the Company since May 2012. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President Finance (from 2011 to 2012) and Executive Vice President and Chief Financial Officer from (2002 to 2011) of Comerica Incorporated, a financial services company. Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company from 1983 to 2002, including Vice President and Treasurer from 2000 to 2002 and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company from 1998 to 2000. She is an Independent Trustee of the Fidelity Fixed Income and Asset Allocation Funds. Ms. Acton received a Bachelor’s degree from the University of Minnesota and a Master of Business Administration degree in Finance from Indiana University.

Ms. Acton has over 35 years of financial management expertise as well as significant experience as a finance executive for two public companies. We believe Ms. Acton’s finance and accounting expertise is valuable to the Company in many respects, including as Chair of our Finance Committee, as well as compliance with our obligations under various regulatory requirements for financial expertise on our Board of Directors and Audit Committee.

LAURENT ALPERT

Mr. Alpert, 72, has served as a director of the Company since February 2002. Mr. Alpert is a Senior Counsel of the international law firm of Cleary, Gottlieb, Steen & Hamilton. He joined Cleary Gottlieb in 1972, and was a partner from 1980 until his retirement in November 2016. He received his undergraduate degree from Harvard College and a law degree from Harvard Law School. Mr. Alpert is also an overseer of the International Rescue Committee, a non-profit organization providing relief and resettlement services to refugees.

Mr. Alpert brings to our Board of Directors over 40 years of experience practicing law with one of the world’s pre-eminent law firms and over 16 years’ experience on our Board of Directors. He has substantial experience representing companies in a broad range of industries. In light of the regulatory environment in which the Company operates and the continued emphasis on corporate governance, ethics and compliance for public companies, Mr. Alpert’s experience, training and judgment are deemed to be of significant benefit to the Company.

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BRIAN C. BEAZER

Mr. Beazer, 83, is our Chairman Emeritus and has served as a director of the Company since our IPO in 1994. Mr. Beazer served as our Non-Executive Chairman of the Board from 1994 until February 2015. From 1968 to 1983, Mr. Beazer was Chief Executive Officer of Beazer PLC, a United Kingdom company, and then was Chairman and Chief Executive Officer of that company from 1983 to the date of its acquisition by Hanson PLC in 1991. During that time, Beazer PLC expanded its activities internationally to include homebuilding, quarrying, contracting and real estate and generated annual revenue of approximately $3.4 billion. Mr. Beazer was educated at the Cathedral School, Wells, Somerset, England. He is a director of Beazer Japan, Ltd. and Seal Mint, Ltd. and is a private investor.

Mr. Beazer has been in the homebuilding and construction industry worldwide for over 50 years. His experience and vision have been driving forces at the Company since prior to its IPO. His extraordinary experience and stature as a highly respected international businessman provide the Company with unique insight into national and international economic policies that impact the homebuilding industry, as well as an in-depth understanding of the domestic homebuilding industry. We continue to benefit from his knowledge and experience in his role as Chairman Emeritus.

PETER G. LEEMPUTTE

Mr. Leemputte, 61, has been a director of the Company since August 2005. Mr. Leemputte joined Keurig Green Mountain, Inc., a leader in specialty coffee, coffee makers, teas and other beverages, in June 2015 and served as Chief Financial Officer and Treasurer from August 2015 until his retirement following the sale of the company in June 2016. Prior to that, from September 2008 to March 2015, Mr. Leemputte worked at Mead Johnson Nutrition Company, a global leader in infant and children’s nutrition, where he served most recently as Executive Vice President and Chief Financial Officer. Previously, Mr. Leemputte was Senior Vice President and Chief Financial Officer for Brunswick Corporation. He joined Brunswick in 2001 as Vice President and Controller. Prior to joining Brunswick Corporation, Mr. Leemputte held various management positions at Chicago Title Corporation, Mercer Management Consulting, Armco Inc., FMC Corporation and BP. Mr. Leemputte holds a Bachelor of Science degree in Chemical Engineering from Washington University, St. Louis and a Master of Business Administration in Finance from the University of Chicago Booth School of Business. Mr. Leemputte currently serves as a director of MasterCraft Boat Company (NASDAQ: MCFT).

Mr. Leemputte’s experience, particularly his increasingly important financial responsibilities for several of the nation’s leading corporations, provides significant financial and accounting expertise that has been invaluable to the Company in many respects, including assessment of our capital structure and financial strategy.

ALLAN P. MERRILL

Mr. Merrill, 52, joined the Company in May 2007 as Executive Vice President and Chief Financial Officer, and was named President and Chief Executive Officer in June 2011. Prior to joining the Company, Mr. Merrill worked in both investment banking and in online real estate marketing. From 1987 to 2000, Mr. Merrill worked for the investment banking firm UBS (and its predecessor Dillon, Read & Co.), where he was a managing director and ultimately served as co-head of the Global Resources Group, overseeing relationships with construction and building materials companies around the world, as well as with clients in other industries. During his investment banking career, he advised the Company on its 1994 IPO as well as on several major acquisitions. Immediately prior to joining the Company, Mr. Merrill worked for Move, Inc., where he served as Executive Vice President of Corporate Development and Strategy. From April 2000 to October 2001, Mr. Merrill was president of Homebuilder.com, a division of Move, Inc. Mr. Merrill is chair of the Policy Advisory Board of the Joint Center for Housing Studies at Harvard University and a member of the Executive Committee of the Metro Atlanta Chamber of Commerce. He is also a director of Builder Homesite, Inc. and he chairs the Management Committee of the Leading Builders of America. He is a graduate of the University of Pennsylvania’s Wharton School with a Bachelor of Science degree in Economics.

We believe Mr. Merrill’s experience in and knowledge of the homebuilding sector, gained primarily through finance, capital markets and strategic development roles over more than 20 years, is particularly valuable to the Company as it seeks to achieve its financial and operational goals.

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PETER M. ORSER

Mr. Orser, 62, has been a director of the Company since February 2016. From 2010 to 2014, Mr. Orser served as President and Chief Executive Officer of the Weyerhaeuser Real Estate Company, a subsidiary of Weyerhaeuser Company, where he oversaw five different homebuilding operations across the United States. In July 2014, under his leadership, Weyerhaeuser completed the successful sale of the company. Prior to that, Mr. Orser spent almost 25 years in various positions at Quadrant Homes, a leading homebuilder in the state of Washington and a subsidiary of Weyerhaeuser, including serving as President from 2003 to 2010. Mr. Orser is active in a number of other civic organizations, including serving as Chairman of the Runstad Department of Real Estate Advisory Board, University of Washington, and was appointed by the Governor to serve on the Washington State Affordable Housing Advisory Board. Mr. Orser holds a Bachelor of Science degree from the University of Puget Sound and a Master of Urban Planning from the University of Washington.

Mr. Orser’s experience in the homebuilding industry provides significant operational and safety expertise to the Company. We believe his understanding of our industry, as well as his management experience gained over the course of his career, provides tremendous value to the Board.

NORMA A. PROVENCIO

Ms. Provencio, 61, has been a director of the Company since November 2009. Ms. Provencio is President and owner of Provencio Advisory Services Inc., a healthcare financial and operational consulting firm. Prior to forming Provencio Advisory Services in October 2003, she was the Partner-in-Charge of KPMG’s Pacific Southwest Healthcare Practice since May 2002. From 1979 to 2002, she was with Arthur Andersen, serving as that firm’s Partner-in-Charge of the Pharmaceutical, Biomedical and Healthcare Practice for the Pacific Southwest. Ms. Provencio received her Bachelor of Science in Accounting from Loyola Marymount University. She is a certified public accountant and also a member of the Board of Trustees of Loyola Marymount University.

Ms. Provencio has over 30 years’ experience in the public accounting field. We believe her in-depth understanding of accounting rules and financial reporting regulations to be extremely valuable to the Company’s commitment and efforts to comply with regulatory requirements.

DANNY R. SHEPHERD

Mr. Shepherd, 67, has been a director of the Company since November 2016. Prior to his retirement in 2015, Mr. Shepherd was Vice Chairman (from 2014 to 2015) and served as Senior Vice President, Executive Vice President and Chief Operating Officer (from 2001 to 2014) of Vulcan Materials Company, a producer of construction aggregates. Mr. Shepherd is a current director of GCP Applied Technologies. Mr. Shepherd received his Bachelor of Science degree from Georgia Institute of Technology.

Mr. Shepherd has significant experience in the building materials industry, and he has over forty years of public company experience. He served in various management roles over the course of his career, including thirteen years as an executive of a large producer of construction aggregates. We believe his in-depth understanding of our industry, as well as his management and operational experience, provides tremendous value to the Board.

STEPHEN P. ZELNAK, JR.

Mr. Zelnak, 73, has served as a director of the Company since February 2003 and as our Non-Executive Chairman of the Board since February 2015. He is currently a director of Martin Marietta Materials, Inc., a producer of aggregates for the construction industry where he has also served as Chief Executive Officer from 1993 through 2009 and Chairman of the Board of Directors from 1997 through May 2014. Mr. Zelnak joined Martin Marietta Corporation in 1981 where he served as the President of Martin Marietta’s Materials Group and of Martin Marietta’s Aggregates Division. Mr. Zelnak also serves as Chairman and majority owner of ZP Enterprises, LLC, a private investment firm. Mr. Zelnak received a Bachelor’s degree from Georgia Institute of Technology and Masters degrees in Administrative Science and Business Administration from the University of Alabama System. He has served as Chairman of the North Carolina Chamber and is the past Chairman of the North Carolina Community College Foundation. He serves on the Advisory Board of the College of Management at North Carolina State University and is a Trustee Emeritus of the Georgia Tech Foundation.

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Mr. Zelnak brings over 30 years’ experience as a senior executive in the building materials industry, as well as an educational background that includes business administration, organizational behavior and finance. In addition, his prior experience as the chief executive officer of a publicly-traded company is especially beneficial in his role as a member of the Audit Committee and the Nominating/Corporate Governance Committee. His vast knowledge of the building industry and mentorship skills are tremendous assets to the Board and the executive management team in his role as Non-Executive Chairman.

RECOMMENDATION

The Board of Directors recommends a vote FOR the election of each of the nominees named above.

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NON-EMPLOYEE

DIRECTOR COMPENSATION

SUMMARY OF 2018 NON-EMPLOYEE DIRECTOR COMPENSATION

Our non-employee directors generally receive an annual cash retainer and an annual equity grant that vests one year from the date of grant. They also receive reimbursement for reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings; however, they do not receive fees for meeting attendance.

The Compensation Committee seeks to position non-employee director compensation at or near the 50th percentile of industry peers, to reward our directors’ efforts and contributions, with a meaningful emphasis on equity-based awards to align their interests with stockholders.

NON-EMPLOYEE DIRECTOR CASH COMPENSATION

For fiscal year 2018, all non-employee directors received a $75,000 annual cash retainer. We also provide annual committee chair retainers of $25,000 for our Audit Committee chair and $20,000 for each of our other committee chairs. Non-chair committee members receive $12,500 annually for service on the Audit Committee and $10,000 annually for service on all other committees.

In addition to the $75,000 annual cash retainer paid to all non-employee directors, the non-executive Chairman receives an additional $75,000 annual cash retainer. However, the non-executive Chairman does not receive additional retainers for committee service.

ANNUAL EQUITY GRANT

For fiscal 2018, all non-employee directors received an equity grant with the number of shares calculated by dividing $100,000 by the fair market value of a share of common stock on the date of grant, rounded down to the nearest whole number. Directors are eligible to receive grants of equity-based awards under the Company’s long-term incentive plans, at the discretion of our Compensation Committee. Our Compensation Committee’s rationale for equity grants to directors is similar to that for our named executive officers; namely, to align their interests with those of stockholders. The amount of the director grant is determined in consultation with our Compensation Committee’s independent compensation consultant, Pearl Meyer. See footnote 2 to the Director Compensation Table below.

In addition to the $100,000 annual equity award to all non-employee directors, the non-executive Chairman receives an additional $100,000 annual equity award.

Except as described above, our non-employee directors did not receive any other compensation from the Company for services rendered as a director during fiscal 2018. Our directors are subject to stock ownership and holding requirements, as described under “Compensation Discussion and Analysis — Elements of Fiscal 2018 Compensation Program — Stock Ownership and Holding Requirements” below.

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DIRECTOR COMPENSATION TABLE

The following table sets forth the compensation of each non-employee director in fiscal year 2018.

NAME (1)	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($) (2)	TOTAL ($)
Elizabeth S. Acton	107,500	99,988	207,488
Laurent Alpert	105,000	99,988	204,988
Brian C. Beazer	95,000	99,988	194,988
Peter G. Leemputte	99,600	99,988	199,588
Peter M. Orser	101,650	99,988	201,638
Norma A. Provencio	100,438	99,988	200,426
Danny R. Shepherd	105,813	99,988	205,801
Stephen P. Zelnak, Jr.	150,000	199,997	349,997

Allan Merrill, our President and Chief Executive Officer, is a member of our Board of Directors, but does not receive separate compensation for his Board service.

Represents the aggregate grant date fair value of awards determined in accordance with FASB ASC Topic 718. These are not amounts paid to or realized by the non-employee directors. Further information regarding the valuation of stock awards can be found in Notes 2 and 16 to our Consolidated Financial Statements in our 2018 Form 10-K. In fiscal 2018, Ms. Acton, Ms. Provencio and Messrs. Alpert, Beazer, Leemputte, Orser and Shepherd were each granted 4,887 shares of restricted stock. Mr. Zelnak was granted 9,775 shares of restricted stock, consisting of: (a) his non-employee director grant of 4,887 shares; and (b) an additional grant of 4,888 shares in connection with his service as Chairman of the Board. Each award vests on the one-year anniversary of its grant date.

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PROPOSAL 2 —

RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected the firm of Deloitte & Touche LLP, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates (collectively, Deloitte & Touche), to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2019. Deloitte & Touche has served as our accounting firm since 1996. The services provided to the Company by Deloitte & Touche for the last two fiscal years are described under the caption “Principal Accountant Fees and Services” below. Stockholder approval of the appointment is not required; however, our Board of Directors believes that obtaining stockholder ratification of the appointment is a sound governance practice.

Representatives of Deloitte & Touche will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

For the fiscal years ended September 30, 2018 and 2017, the following professional services were performed by Deloitte & Touche.

Audit Fees: The aggregate audit fees billed for the fiscal years ended September 30, 2018 and 2017 were $1,065,000 and $1,205,000, respectively. Audit fees consisted of fees associated with the audit of our annual financial statements and internal control over financial reporting, the audits of certain consolidated subsidiaries, reviews of the financial statements included in our quarterly reports on Form 10-Q, and other services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees: The aggregate fees billed for audit-related services for the fiscal years ended September 30, 2018 and 2017 were $33,790 and $33,800, respectively. These fees related to assurance and related services performed by Deloitte & Touche that are reasonably related to the performance of the audit or review of our financial statements. These services included employee benefit and compensation plan audits.

Tax Fees: No fees for tax services were billed by or paid to Deloitte & Touche in either fiscal year 2018 or fiscal year 2017.

All Other Fees: No other fees were billed by or paid to Deloitte & Touche in either fiscal year 2018 or fiscal year 2017.

Our Audit Committee annually approves each year’s engagement for audit services in advance. Our Audit Committee has also established complementary procedures to require pre-approval of all permitted non-audit services provided by our independent auditors.

RECOMMENDATION

The Board of Directors recommends a vote FOR ratification of the appointment of Deloitte & Touche as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019.

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REPORT OF THE

AUDIT COMMITTEE

The Audit Committee meets the definition of an audit committee as set forth in Section 3(a)(58)(A) of the Exchange Act and operates under a written charter adopted by our Board of Directors. Each member of the Audit Committee is independent and financially literate in the judgment of the Board of Directors and as required by the Sarbanes-Oxley Act and applicable SEC and NYSE rules. The Board of Directors has also determined that Ms. Acton and Messrs. Leemputte, Shepherd and Zelnak qualify as “audit committee financial experts,” as defined under SEC regulations.

Management is responsible for our internal controls and the financial reporting process. Deloitte & Touche, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and for issuing a report thereon. The Audit Committee’s responsibility is generally to monitor and oversee these processes, as described in the Audit Committee Charter.

The Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended September 30, 2018. The Audit Committee has discussed with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the PCAOB in Rule 3200T.

The Audit Committee has also received the written communications from Deloitte & Touche required by the PCAOB regarding Deloitte & Touche’s communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche their independence. The Audit Committee has considered whether the provision of the non-audit services described below by Deloitte & Touche is compatible with maintaining their independence and has concluded that the provision of these services does not compromise such independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 for filing with the SEC.

DANNY R. SHEPHERD (CHAIR)

ELIZABETH S. ACTON

PETER G. LEEMPUTTE

STEPHEN P. ZELNAK, JR.

The Members of the Audit Committee

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PROPOSAL 3 –

ADVISORY VOTE TO APPROVE THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, as amended, the Company is asking its shareholders to cast an advisory vote to approve the compensation of the Company’s named executive officers, or NEOs, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. This proposal, commonly known as “say-on-pay,” gives our shareholders the opportunity to express their views on the design and effectiveness of our executive compensation programs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.

As described in detail in the section of this proxy statement titled “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate and retain our executive officers (including our NEOs), who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of specific annual, long-term and strategic goals in support of long-term value creation. Please read the section of this proxy statement titled “Compensation Discussion and Analysis,” and the Executive Compensation tables that follow it, for additional details about our executive compensation programs.

At each of the Company’s annual meetings since the 2012 annual meeting of shareholders, the Company’s shareholders have approved, on an advisory basis, the compensation of the Company’s NEOs, as disclosed in the proxy statement for such meeting, and the Board and the Compensation Committee have considered the result of these shareholder votes in setting compensation policies and making compensation decisions for each of the fiscal years that has followed. At our 2018 annual meeting of stockholders, over 97% of shares present in person or represented by proxy voted for approval of our executive compensation.

At our 2017 annual meeting of shareholders, the Company’s shareholders once again determined that our say-on-pay vote should be held on an annual basis. In accordance with this determination, we are asking our shareholders to vote FOR the following resolution:

RESOLVED, that the compensation paid to the NEOs, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Executive Compensation tables, and the narrative discussion, is hereby approved.

The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our shareholders, and to the extent there is a significant vote against the compensation paid to our NEOs, as disclosed in this proxy statement, we will consider our shareholders’ concerns and will evaluate what, if any, further actions are necessary to address those concerns.

RECOMMENDATION

The Board of Directors recommends a vote FOR approval of the compensation of our named executive officers.

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COMPENSATION

DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (CD&A) describes the compensation programs for our Named Executive Officers (NEOs). Our current NEOs, who also served as our NEOs in 2018, are:

NAME	TITLE
Allan P. Merrill	President and Chief Executive Officer
Robert L. Salomon	Executive Vice President and Chief Financial Officer
Keith L. Belknap	Executive Vice President and General Counsel

CD&A

OVERVIEW

WHO WE ARE

We are a geographically diversified homebuilder with operations in 13 states within three geographic regions in the United States. Our homes are designed to appeal to homeowners at different price points across various demographic segments. Our objective is to provide our customers with homes that incorporate exceptional value and quality, at affordable prices, while creating durable and growing value for our employees, partners and stockholders.

2018 BUSINESS HIGHLIGHTS

In 2018, we continued to pursue our objective of providing our customers with homes that incorporate exceptional value and quality at affordable prices, while creating durable and growing value for our employees, partners and stockholders. Listed below are several highlights of our financial, operational and strategic achievements during fiscal 2018:

2B-10 Plan

Surpassed our multi-year plan to reach at least $2 billion in revenue and $200 million of Adjusted EBITDA

FINANCIAL
$2.1 BILLION	Revenue Achieved $2.1 billion in homebuilding revenue, a 9.6% increase year-over-year
$204.7 MILLION	Adjusted EBITDA Achieved $204.7 million in Adjusted EBITDA, a 14.5% increase year-over-year
$250 MILLION	Debt Reduction Completed three-year, $250 million debt reduction plan

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OPERATIONAL
3.0 PER MONTH	Sales Pace Achieved average monthly sales pace per community of 3.0
$360,200	Average Selling Price Ended the year with an average selling price of $360,200 for our homes, marking our seventh consecutive year of ASP growth
160 COMMUNITIES	Community Count Ended the year with a community count of 160

STRATEGIC
34 NEWLY ACQUIRED COMMUNITIES	Acquisitions Completed the acquisitions of Bill Clark Homes and Venture Homes during the year, adding 34 existing and future communities

During 2019, the Board and management will continue to take steps to position Beazer for future success by growing EBITDA and EPS, while managing the balance sheet to drive ROA above 10%.

For purposes of this CD&A:

•

“Adjusted EBITDA” means earnings before interest, taxes, depreciation, amortization, debt extinguishment charges and impairments, and is calculated by adding charges, including inventory impairment and abandonment charges, joint venture impairment charges and other non-recurring items for the period to EBITDA.

•

“EBITDA” means earnings before interest, taxes, depreciation, amortization, debt extinguishment charges and impairments, and is calculated by adding non-cash charges, including depreciation and amortization for the period, to EBIT.

•

“EBIT” means net income (loss) before (a) previously capitalized interest amortized to home construction and land sales expenses, capitalized interest impaired and interest expense not qualified for capitalization; and (b) income taxes.

•	“Bonus Plan EBITDA” means Adjusted EBITDA before accrual of corporate bonuses.

Please see Annex I for a reconciliation of Adjusted EBITDA to net income (loss).

2018 COMPENSATION HIGHLIGHTS

Actions

✓

Mr. Merrill’s base salary was increased from $900,000 to $950,000. Mr Salomon’s base salary was increased from $525,000 to $550,000. Mr. Belknap joined the Company in January 2018 and his initial base salary was $450,000. See “— Elements of Fiscal 2018 Compensation Program — Base Salary” below for more information about these salary adjustments.

✓

Mr. Merrill’s long-term incentive target was increased from 250% to 300% of base salary, and Mr. Salomon’s short-term incentive target was increased from 100% to 125% of base salary. See “— Elements of Fiscal 2018 Compensation Program — Short-Term Compensation” and “— Loss-Term Compensation” below for more information about these adjustments to target compensation.

✓

Operational objectives for the fiscal 2018 short-term incentive opportunity were identical to those used for the fiscal 2017 short-term incentive opportunity, with improvement over fiscal 2017 results required in all cases. Discretion was retained to deduct from awards earned for failure to achieve certain construction quality standards based on the assessment of an independent third-party expert.

✓

We continued our practice of awarding performance-based restricted stock equal to two-thirds of overall long-term incentive award opportunity, and time-based restricted stock equal to one-third of award opportunity.

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✓

We based 2018-2020 performance share metrics on cumulative pre-tax income, return on assets and the number of Gatherings® home sales, with achievement subject to adjustment based on relative TSR performance.

✓	We no longer use employment agreements for our NEOs. We entered into new severance and change in control agreements with our NEOs upon the expiration of previously-existing employment agreements.

Outcomes

✓

The short-term bonus opportunity delivered a percent-of-target outcome ranging from 122.9% to 144.9%, based on the operational and financial performance factors described under “— Elements of Fiscal 2018 Compensation Program — Short-Term Incentive Compensation” below.

✓

The three-year award cycle of the 2016 performance share program ended on September 30, 2018, with results yielding a payout relative to target of 140.0%, as described under “— Elements of Fiscal 2018 Compensation Program — Long-Term Incentive Compensation” below.

OUR OVERALL COMPENSATION

PHILOSOPHY AND OBJECTIVES

Our executive compensation philosophy is to design compensation programs that:

✓	Attract, retain and reward top talent;

✓	Align pay with performance; and

✓	Provide a substantial portion of our compensation in long-term equity-based compensation to reinforce key business and strategic objectives in support of long-term value creation.

CORE PRINCIPLES AND KEY OBJECTIVES

We utilize a combination of base salary, short-term cash incentives and long-term equity incentives in the form of performance shares and, to a lesser extent, time-based restricted stock. The Committee generally seeks to align overall target compensation opportunities within a competitive range (plus or minus 10%) of the peer group 50th percentile.

Our Compensation Committee reviews our core compensation philosophy annually in conjunction with the review of our compensation programs. While our core compensation philosophy and objectives have remained largely constant, the Committee has made adjustments to various aspects of our compensation programs to meet changing needs and circumstances of the Company. For example, the addition of a debt reduction metric for the three-year performance period associated with the performance shares granted in fiscal 2016 was the result of a strategic objective to aggressively reduce debt.

The Committee believes that base salary and incentive compensation opportunities should be set based on a variety of factors, including key business objectives and strategic priorities, Company performance, the compensation practices of our peer group, each executive’s specific responsibilities and skill sets, and the relationship among the compensation levels of members of our management team. The Committee has taken into consideration our need to attract and retain qualified executives in an industry that continues to experience an intense level of competition for senior executives.

By structuring compensation programs with features that are balanced between short- and long-term incentives as well as cash and equity awards, the Committee believes it can: align management’s interests with those of our stockholders in both the short- and long-term; reduce risks that may be associated with compensation that is overly focused on short-term objectives; and attract, retain and motivate senior management personnel.

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PAY FOR PERFORMANCE

Our core compensation philosophy continues to be focused on providing incentive compensation to our management team when they achieve challenging financial and non-financial goals that the Committee and our Board of Directors believe are critical to enhancing stockholder value. As part of that philosophy, failure to reach such goals can result in no compensation under a particular plan or metric. For example, none of the performance shares granted to our NEOs in fiscal years 2011 through 2014 vested because required performance targets were not achieved.

PAY BEST PRACTICES

Our compensation practices include:

✓

Emphasis on Performance-Based Pay: 64 percent of the ongoing pay mix for our CEO, and an average of 58% of the target pay mix for our other NEOs, is variable and performance-based. In aggregate, 62 percent of the target compensation for our CEO and other NEOs for 2018 was variable and performance-based.

✓	Long-term vesting: Our equity-based pay vehicles have multi-year vesting periods to reward long-term performance and value creation, enhance retention and deter inappropriate risk taking.

✓	Multiple Performance Measures: We use multiple metrics to evaluate Company performance, covering both short-term and long-term performance objectives, with caps to deter inappropriate risk taking.

✓	Stock Ownership Requirements: We have stock ownership requirements for our directors and officers. For example, our CEO must hold common stock equivalent in value to at least five times base salary.

✓	No Repricing: Our stock options cannot be repriced, reset or exchanged for cash if under water without stockholder approval.

✓

Anti-Pledging and Hedging Policies: We prohibit our directors and executive officers from (i) holding Beazer securities in a margin account or pledging any Beazer securities as collateral for a loan and (ii) entering into any hedge or other transaction in Beazer securities that limits the risk of ownership of Beazer common stock or stock options.

✓	Double Trigger Change in Control Provisions: We have a policy of requiring a double trigger to receive cash severance and to receive accelerated vesting of equity awards upon a change in control.

✓

Clawback: Each equity award is conditioned on repayment or forfeiture as required by existing law. In addition, each executive officer’s incentive compensation is subject to repayment or such other means of recovery (or a combination thereof) as is necessary to comply with law or related rules and regulations of the SEC or NYSE.

✓	No Tax Gross-Ups: We maintain severance agreements with our NEOs that standardize executive separation terms, minimize the risk of excessive payouts and do not provide for any tax gross-ups.

ROLE OF THE COMPENSATION COMMITTEE, MANAGEMENT AND COMPENSATION CONSULTANTS

The principal responsibilities of our Compensation Committee include:

•

meeting with its independent compensation consultant, with and without the presence of management, to review and structure objectives and compensation programs for our NEOs that are aligned with the Company’s business and financial strategy, and accordingly, stockholder interests;

•	evaluating the performance of our NEOs in light of those objectives; and

•	based on this evaluation, determining and approving the compensation level for our CEO and for other executive officers.

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The Committee has retained Pearl Meyer for each of the last six fiscal years to provide advice regarding compensation plan design, compensation levels and benchmarking data and advice. Prior to retaining Pearl Meyer for fiscal 2018, the Committee determined that Pearl Meyer qualifies as an independent compensation consultant. Pearl Meyer reports directly to the Committee and does not provide any other services to the Company.

In relation to compensation program design for fiscal 2018, the Committee took into account discussions with, and presentations by, key members of our management team to ensure that our compensation plans were aligned with our operating, financial and strategic objectives.

On an annual basis, Mr. Merrill reviews the performance of the other NEOs, and makes recommendations to the Committee based on his review. In addition, our non-executive chairman discussed Mr. Merrill’s performance with the Committee. Mr. Merrill is present for the Committee’s deliberations related to the compensation of the other NEOs, but not for the Committee’s discussions related to his own compensation.

PEER GROUPS AND DATA

For fiscal year 2018, our peer group comprised AV Homes, Inc., Century Communities, Inc., Hovnanian Enterprises, Inc., KB Home, LGI Homes, Inc., M.D.C. Holdings, Inc., M/I Homes, Inc., Meritage Homes Corporation, Taylor Morrison Home Corporation, TRI Pointe Group, Inc. and William Lyon Homes (the “2018 Peer Group”). These companies were chosen because, in addition to being among our chief competition among publicly-traded homebuilders, they are closely aligned to us in terms of size. WCI Communities, Inc. was removed from the peer group for fiscal year 2018 because it was acquired during our fiscal year 2017. Based in part on recommendations of Pearl Meyer, the Committee determined to add Century Communities, Inc. and LGI Homes, Inc. as additional peers for fiscal year 2018 to replace the loss of WCI Communities, Inc. from the peer group and increase the sample size to eleven companies.

Each year, the Committee’s independent consultant conducts a review of peer group pay levels and practices, which the Committee takes into consideration when establishing NEO compensation levels, along with a variety of other factors, such as Company and individual performance, each incumbent’s qualifications and responsibilities, the Company’s recruiting experience and talent management needs and the Committee’s business judgment.

While the Committee believes benchmarking against pay practices at other publicly-held homebuilders is useful in determining whether our executive compensation practices are reasonable for fiscal 2018, it did not establish compensation levels based solely on benchmarking industry practices. Nonetheless, based on data for the 2018 Peer Group, the Committee was advised by Pearl Meyer that compensation for our NEOs remained targeted between the 25th and 50th percentile market values in the aggregate and within or below a competitive range (plus or minus 10%) of the 50th percentile for each incumbent.

CONSIDERATION OF SAY ON PAY VOTES

Following our 2017 and 2018 annual meetings of stockholders, the Committee reviewed the results of the stockholder advisory votes on our executive compensation. Over 97% of the shares voted on the proposal at both the 2017 and 2018 annual meetings were voted in support of the compensation of our NEOs.

In designing the compensation program for fiscal year 2018, the Committee considered the results of the 2017 Say on Pay vote, our ongoing dialogue with stockholders, internal considerations such as consistency from year to year and an evaluation of peer practices. After consideration, the Committee concluded that, for fiscal year 2018, it was appropriate to maintain the existing compensation mix of our NEOs, with a slight variation in the components of the long-term incentive plan to reflect the Company’s current strategic direction. The fiscal year 2018 compensation program continues to tie the majority of our NEOs’ compensation to performance metrics that support the Company’s strategy of balanced growth.

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ELEMENTS OF FISCAL

2018 COMPENSATION PROGRAM

BASE SALARY

Our ability to recruit and retain executive talent depends on setting competitive base salaries. We begin with an analysis of base pay relative to the market. We target base pay at or near the peer group 50th percentile (or median) and then evaluate the need to make any adjustments based on vertical variables such as pay parity relative to other officers and internal accountability. We review base salaries annually as a whole and individually every 12 months, unless circumstances require otherwise. For non-CEO NEO salaries, we solicit CEO input.

Based on its review for the 2018 fiscal year, the Committee decided to increase the base salary for Mr. Merrill by 5.5% to $950,000 to recognize his continued strong performance and leadership. This was Mr. Merrill’s first salary increase since assuming the CEO role in 2011. Mr. Salomon’s base salary was increased by 4.8% to $550,000 to align more closely with industry peers. Mr. Belknap joined the Company in January 2018 and his base salary was initially established at $450,000. Based on Pearl Meyer’s market pay analysis, fiscal 2018 salaries were positioned slightly above and within a competitive range of the peer group 50th percentile for Mr. Merrill, at the 50th percentile for Mr. Salomon, and between the 25th and 50th percentiles for Mr. Belknap.

SHORT-TERM INCENTIVE COMPENSATION

Our annual cash incentive plan is designed to motivate and reward executives for achieving key business objectives that continue to drive the Company’s success and generate returns for our stockholders. We set annual cash incentive bonus targets hierarchically based on a multiple of base salary. Based on Pearl Meyer’s analysis, fiscal 2018 short-term incentive targets positioned target total annual cash compensation between the peer group 25th and 50th percentiles.

For fiscal 2018, the Committee determined to use operational objectives identical to those used in determining fiscal 2017 bonus opportunity, though improvement over fiscal 2017 results was required in all cases. In addition, NEOs would be eligible to receive an award for other components of the 2018 Bonus Plan only if threshold 2018 Bonus Plan EBITDA was achieved. The Committee also retained the discretion to adjust results for unanticipated and exceptional items and to deduct from awards earned for failure to achieve certain construction quality standards based on the assessment of an independent third-party expert.

2018 OBJECTIVES

•

Bonus Plan EBITDA — 75% of bonus opportunity — In light of the demonstrated success of the Adjusted EBITDA metric as a driver of financial results in prior years and because improvement in Adjusted EBITDA is key to accomplishment of the strategic plan, the Committee determined that 75% of the overall annual bonus opportunity would be based on the achievement of levels of Bonus Plan EBITDA. The Committee established a 2018 Bonus Plan EBITDA objective with a $192.50 million threshold: $206.64 million target and a $215.00 million maximum.

•

Customer Satisfaction Scores — 10% of bonus opportunity — In order to achieve a bonus with respect to this metric, the Company would have to improve on customer satisfaction survey scores from the prior year in a predetermined number of its divisions in order to achieve either a threshold, target or maximum award.

•

Construction Cycle Times — 10% of bonus opportunity — In order to achieve a bonus with respect to this metric, the Company would have to improve on construction cycle times from the prior year, and a threshold, target or maximum award would be earned depending on the number of days of overall improvement.

•

Sales Pace and Margin — 5% of bonus opportunity — NEOs were eligible to receive 20% of this 5% overall component for each quarter that the Company met or exceeded a benchmark combination of sales pace and margin and the remaining 20% of this metric if the benchmark was achieved for the full year.

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2018 ACHIEVEMENT OF OBJECTIVES

In 2018, the following results were achieved against these objectives:

OBJECTIVE	WEIGHTING (%)	RESULT	ACHIEVEMENT
Bonus Plan EBITDA	75	$212.2 million	Between target and maximum
Customer Satisfaction Scores	10	Improved by 80 bps	Between threshold and target
Construction Cycle Times	10	Improved by 1.1%	Between threshold and target
Sales Pace / Margin	5	Exceeded benchmark for 2 quarters and for full year	Between threshold and target
Total	100

To the extent actual 2018 Bonus Plan performance was between the threshold and target performance levels, or between the target and maximum performance levels, linear interpolation was applied to determine the actual payout under each component of the 2018 Bonus Plan. Because the slope from target to maximum performance levels differs among the NEOs, the bonus as a percentage of target shown in the table below will also vary among the NEOs.

2018 BONUSES AWARDED

The annual cash incentive bonuses awarded to the NEOs for 2018 were:

NAME	2018 TARGET BONUS (%)	2018 TARGET BONUS ($)	2018 ANNUAL CASH INCENTIVE BONUS ($)	BONUS AS A PERCENTAGE OF TARGET (%)
Allan P. Merrill	150	1,425,000	2,064,537	144.9
Robert L. Salomon	125	687,500	845,092	122.9
Keith L. Belknap	100	450,000	651,959	144.9

LONG-TERM INCENTIVE COMPENSATION

Based on recommendations from Pearl Meyer and other factors, the Committee awarded performance shares equal to two-thirds of overall long-term incentive award opportunity, and time-based restricted stock equal to one-third of award opportunity. The Committee intended to establish a mix of equity awards that remains highly performance-based, while at the same time providing retention strength. The Committee also determined to increase Mr. Merrill’s target long-term incentive compensation from 250% to 300% of base salary. Target long-term incentive compensation for Messrs. Salomon and Belknap is 175% and 125%, respectively, of base salary. Long-term incentive compensation targets for the NEOs were positioned at or near the peer group 50th percentile.

RESTRICTED STOCK

Time-based restricted stock awards generally vest ratably over a three-year period, beginning with the first anniversary of the grant date. In fiscal year 2018, the NEOs were granted the following number of shares of restricted stock: Mr. Merrill: 46,432; Mr. Salomon: 15,681 and Mr. Belknap: 9,398.

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PERFORMANCE SHARES

Each performance share award reflects a target number of shares (based on the fair market value of our common stock on the award date) that may be issued to the award recipient at the end of a three-year award cycle based on the achievement of performance targets that are either (a) applicable to cumulative results over the entire three-year cycle or (b) applicable only to the final fiscal year of the three-year award cycle. At the end of each award cycle, the Committee confirms performance against the applicable performance targets, and performance shares corresponding to the level of achievement during the award cycle are calculated.

In determining fiscal year 2016-2018 performance share award metrics, the Committee considered the fluid nature of the housing market and need to design metrics that would not be obsolete in the event of a change in strategy during the three-year award cycle ending with fiscal 2018. The three metrics used for the fiscal 2016-2018 award cycle were:

•

Cumulative pre-tax income (defined as the Company’s income from continuing operations, before taxes and excluding impairments and abandonments, bond losses and such other non-recurring items as the Committee may approve) over the entire three-year award cycle;

•

Return on assets, based on the ratio of Adjusted EBITDA to total assets (defined as the Company’s total assets as shown on the consolidated balance sheet included in the Company’s Form 10-K for fiscal 2018) for fiscal 2018; and

•

Debt reduction, as measured at September 30, 2018, based on the ratio of net debt (defined as the Company’s total debt as shown on the consolidated balance sheet included in the Company’s Form 10-K for fiscal 2018, less unrestricted cash) to Adjusted EBITDA for fiscal 2018.

In addition, as in previous years, to maintain alignment with stockholders, relative TSR performance was a component of the fiscal 2016-2018 performance share awards, as described more fully below.

Performance Measures and Results for the Fiscal 2016-2018 Performance Period

•

Cumulative pre-tax income — The performance necessary to earn a target payout required a cumulative pre-tax income of $140 million, and the performance necessary to earn a maximum payout required cumulative pre-tax income of at least $160 million. Actual cumulative pre-tax income for the fiscal 2016-2018 award cycle was $167.8 million.

•

Return on assets — The performance necessary to earn a target payout required a return on assets for fiscal 2018 of 9%, and the performance necessary to earn a maximum payout required a return on assets of at least 10%. Actual return on assets for fiscal 2018 was 9.6%.

•

Ratio of net debt to Adjusted EBITDA — The performance necessary to earn a target payout required a net debt to Adjusted EBITDA ratio of no more than 6 times at the end of fiscal 2018, and the performance necessary to earn a maximum payout required a net debt to Adjusted EBITDA ratio of no more than 5 times. As measured at September 30, 2018, the actual ratio of net debt to Adjusted EBITDA for fiscal 2018 was 5.3 times.

We exceeded target performance levels for all three metrics, resulting in earned awards of 175.0% of target. However, earned awards were subject to adjustment based on our relative TSR, as discussed below.

The Committee has historically incorporated a TSR metric into the NEOs’ long-term incentive program. The Committee believes it is important to continue utilizing relative TSR as a component of the NEO long-term incentive program. As a result, after determining the number of shares earned based on the financial measures the following three-year relative TSR scale is applied as a modifier:

TSR PERCENTILE RANK VS. S&P HOMEBUILDERS SELECT INDUSTRY INDEX	ADJUSTMENT TO # OF PERFORMANCE SHARES
At or above 75th Percentile	+20%
70-74th Percentile	+15%
65-69th Percentile	+10%
60-64th Percentile	+5%
40-59th Percentile	No adjustment
35-39th Percentile	-5%
30-34th Percentile	-10%
25-29th Percentile	-15%
Below 25th Percentile	-20%

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As a result, the recipients’ percentage of awards earned attributable to the fiscal 2016-2018 performance period was reduced from 175.0% to 140.0% of target.

Performance Shares Issued

Shares issued to NEOs for the fiscal 2016-2018 award cycle are set forth in the following table:

NAME	PERFORMANCE SHARES AWARD TARGET (#)	PERFORMANCE SHARES EARNED (#)	PERFORMANCE SHARES EARNED AS A PERCENTAGE OF AWARD TARGET (%)
Allan P. Merrill	105,338	147,473	140.0
Robert L. Salomon	43,013	60,218	140.0
Keith L. Belknap	n/a	n/a	n/a

Performance Measures for 2018-2020 Performance Shares

We established performance measures for our 2018-2020 performance share grants in accordance with our core compensation philosophy of providing incentive compensation to our management team when they achieve challenging financial and non-financial goals that we believe are critical to value creation. As such, we based our 2018-2020 performance share metrics on cumulative pre-tax income, return on assets and the number of Gatherings® home sales.

BENEFITS

Our NEOs receive the standard benefits received by all employees including: group health (medical, dental, pharmacy, and vision), group life, accidental death and dismemberment, business travel accident, disability plans, defined contribution retirement plans (a Money Purchase Retirement Plan and a 401(k) Savings Plan), and vacation.

Deferred Compensation Plan

The Company maintains the Beazer Homes Deferred Compensation Plan, or the Deferred Plan, to provide eligible employees the opportunity to defer a portion of their current compensation. With respect to fiscal year 2018, the Committee made a contribution to the Deferred Plan for the benefit of each NEO as follows: Mr. Merrill, $100,000; Mr. Salomon, $75,000, and Mr. Belknap, $50,000. These contributions are made in regular installments and are subject to several restrictions and limitations including the Committee’s right to terminate or suspend any such contribution in the future.

Other Benefits

We do not have a defined benefit pension plan or supplemental executive retirement plan. Our executive management team, including our NEOs, participate in our various benefit programs on the same terms as other employees. The Company does not provide to its NEOs supplemental executive retirement plans, company cars (or automobile reimbursements), club memberships or other significant perquisites.

STOCK OWNERSHIP AND HOLDING REQUIREMENTS

The Company maintains a stock ownership policy that requires NEOs and members of the Board of Directors to acquire and retain a meaningful level of stock ownership in the Company. In 2014, the Board amended the policy to significantly increase the ownership requirement for our NEOs, from 3.0 times base salary to 5.0 times base salary for our CEO, and from 1.5 times base salary to 3.0 times base salary for our other NEOs.

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The current stock ownership requirements are based on a multiple of base salary or annual retainer, as applicable, and are as set forth below:

MULTIPLE OF BASE SALARY/ ANNUAL RETAINER
CEO	5.0 x base salary
Other NEOs	3.0 x base salary
Directors	3.0 x annual retainer

For purposes of the stock ownership policy, the following types of share holdings are counted towards an individual’s stock ownership: (i) stock that is considered beneficially owned, (ii) two-thirds of service-based restricted stock and (iii) one-third of “in the money” stock options. Unearned performance shares do not count towards ownership requirements. As of December 12, 2018, each of our NEOs and directors, other than Mr. Belknap, was in compliance with our stock ownership requirements. Mr. Belknap joined the Company in January 2018.

The policy also requires NEOs and directors to hold 50% of net after-tax shares issued upon vesting of restricted stock or stock option exercises until their required respective stock ownership levels are achieved.

COMPENSATION CLAWBACK POLICY

In 2011, the Committee adopted an incentive compensation clawback policy that would enable the Company to clawback all or a portion of incentive compensation in the event an individual’s misconduct causes the Company to have to issue a restatement of its financial statements, to the extent that such individual’s incentive compensation was based on the misstated financials.

In addition, awards under our 2014 Long-Term Incentive Plan are subject not only to our existing clawback policy but any other clawback policy adopted by the Compensation Committee, and the Committee has the authority to recoup or cancel awards if a participant engages in “detrimental activity” with respect to the Company.

As described in further detail under “Executive Compensation — Potential Payments Upon Termination or Change of Control,” pursuant to the severance agreements with each of our NEOs, any incentive compensation that is paid or granted to the NEOs will be subject to recoupment under the terms thereof.

RISK CONSIDERATIONS IN OUR COMPENSATION PROGRAMS

The Committee does not believe our compensation programs encourage inappropriate risk taking. The Committee, with assistance from Pearl Meyer, arrived at this conclusion for the following reasons:

✓

Our employees receive both fixed and variable compensation. The fixed portion provides a steady income regardless of the Company’s stock price or financial performance. This allows executives to focus on the Company’s business without an excessive focus on the Company’s stock price.

✓	Our equity awards for executives generally vest over three-year periods, which discourages short-term risk taking. Our substantial equity holding requirements extend these time frames further.

✓	Our equity ownership requirements encourage a long-term perspective by our executives.

✓	Our equity compensation plan provides that our executives’ unvested long-term equity compensation is forfeited upon voluntary termination.

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TAX LEGISLATION RELATED TO COMPENSATION

Historically, it has been the Committee’s general policy to consider whether particular payments and awards are deductible by the Company for federal income tax purposes under Section 162(m) of the Internal Revenue Code. Section 162(m) has limited the deductibility for federal income tax purposes of compensation payments to certain executive officers in excess of $1 million, subject to certain exemptions and exceptions for qualified performance-based compensation. Although the Committee has taken into consideration the provisions of Section 162(m), being eligible for tax deductibility has not been a primary focus, but one consideration among many in the design of our executive compensation programs.

On December 22, 2017, the President signed H.R. 1, the “Tax Cuts and Jobs Act” into law. The new law repeals certain exceptions to the deductible limit for performance-based compensation for tax years beginning after 2017. In addition, the new law requires compensation of the principal executive officer, principal financial officer and three highest compensated officers (“covered employees”) to be subject to the limit. Once an employee is treated as a covered employee in a tax year after December 31, 2016, the individual remains a covered employee for all future years, including once they are no longer employed by the corporation or with respect to payments made after the death of a covered employee. The new law does provide for a transition rule to these Section 162(m) changes whereby the expansion of the rules mentioned above does not apply to remuneration paid under a written, binding contract in effect on November 2, 2017, which is not materially modified on or after this date. While the Compensation Committee cannot predict how our compensation policies may be further affected by this limitation, it is anticipated that certain compensation paid to our executives that have not met the requirements of this new law will not be deductible.

Internal Revenue Code section 409A requires “nonqualified deferred compensation plans” to meet requirements in order to avoid acceleration of the recipient’s federal income taxation of the deferred compensation. The Internal Revenue Service issued final regulations in April 2007 regarding the application of Section 409A, which were generally effective January 1, 2009. Prior to effectiveness, companies were expected to comply in “good faith” with the statute, taking note of the interim guidance issued by the Internal Revenue Service. We provide benefits through several plans that are intended to meet the requirements of the final regulations.

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REPORT OF THE

COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis set forth above be included in this Proxy Statement.

PETER M. ORSER (CHAIR)

BRIAN C. BEAZER

NORMA A. PROVENCIO

DANNY R. SHEPHERD

The Members of the Compensation Committee

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EXECUTIVE

COMPENSATION

SUMMARY COMPENSATION TABLE

The table below summarizes compensation information for our named executive officers for the fiscal years 2018, 2017 and 2016.

NAME AND PRINCIPAL POSITION	FISCAL YEAR		SALARY ($)	BONUS ($)	STOCK AWARDS ($) (1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($) (2)	ALL OTHER COMPENSATION ($) (3)	TOTAL ($)
Allan P. Merrill	2018		949,231	0	3,030,152	2,064,537	108,250	6,152,170
President and Chief Executive Officer	2017		900,000	0	2,380,694	2,380,849	110,023	5,771,566
	2016		900,000	0	2,375,372	1,442,957	162,982	4,881,311
Robert L. Salomon	2018		549,616	0	1,023,342	845,092	83,273	2,501,323
Executive Vice President and Chief Financial Officer	2017		525,000	0	972,101	925,886	80,882	2,503,869
	2016		525,000	0	969,951	579,022	57,875	2,131,848
Keith L. Belknap	2018	(4)	320,192	0	608,521	651,959	44,490	1,625,162
Executive Vice President and General Counsel

Represents the aggregate grant date fair value of restricted stock and performance shares awarded in each of the fiscal years indicated above, determined in accordance with FASB ASC Topic 718. These are not amounts paid to or realized by the NEOs. The grant date fair value of the performance shares was calculated based on a “Monte Carlo” simulation model, which utilizes numerous arbitrary assumptions about financial variables that determine the probability of satisfying the performance conditions stipulated in the award. Further information regarding the valuation of stock and option awards can be found in Notes 2 and 16 to our Consolidated Financial Statements in our 2018 Form 10-K. We caution that the amounts reported in the table for equity- related awards and, therefore, total compensation, may not represent the amounts that each NEO will actually realize from the awards. Whether, and to what extent, an NEO realizes value will depend on a number of factors, including Company performance and stock price. For more information on restricted stock and performance shares, see “Compensation Discussion and Analysis — Long-Term Incentive Compensation” above.

Amounts in this column are paid pursuant to the Company’s short-term incentive plan as described under “Compensation Discussion and Analysis — Short-Term Incentive Compensation” above.

For information on All Other Compensation, see table below.

Mr. Belknap joined the company in January 2018.

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ALL OTHER COMPENSATION

The table below provides a detailed breakdown of the amounts for fiscal 2018 under “All Other Compensation” in the Summary Compensation Table above.

NAME	YEAR	DEFERRED COMPENSATION OR DISCRETIONARY LUMP SUM CONTRIBUTIONS ($)	401(K) COMPANY MATCH ($)	TOTAL ($)
Allan P. Merrill	2018	100,000	8,250	108,250
Robert L. Salomon	2018	75,000	8,273	83,273
Keith L. Belknap	2018	36,538	7,952	44,490

GRANTS OF PLAN-BASED AWARDS TABLE

The following table shows information about eligible or granted plan-based awards for fiscal 2018 to our NEOs.

NAME	AWARD TYPE (1)	GRANT DATE	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS (2)			ESTIMATED FUTURE ISSUANCES OF SHARES UNDER EQUITY INCENTIVE PLANS (3)			ALL OTHER STOCK-BASED AWARDS (#) (4)	GRANT DATE FAIR VALUE OF STOCK- BASED AWARDS ($) (5)
			THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)
Allan P. Merrill	BP	11/16/17	712,500	1,425,000	2,850,000	—	—	—	—	—
	RS	11/16/17	—	—	—	—	—	—	46,432	949,999
	PS	11/16/17	—	—	—	—	92,864	195,014	—	2,080,154
Robert L. Salomon	BP	11/16/17	275,000	687,500	1,100,000	—	—	—	—	—
	RS	11/16/17	—	—	—	—	—	—	15,681	320,833
	PS	11/16/17	—	—	—	—	31,362	65,860	—	702,509
Keith L. Belknap	BP	11/16/17	225,000	450,000	900,000	—	—	—	—	—
	RS	1/8/18	—	—	—	—	—	—	9,398	187,490
	PS	11/16/17	—	—	—	—	18,796	39,472	—	421,030

Award Type: “BP” means potential cash awards under 2018 Short-Term Incentive Plan; “RS” means shares of time-vesting restricted stock; “PS” means performance shares.

Amounts represent the range of possible cash payouts for fiscal 2018 under the 2018 Short-Term Incentive Plan, as described under “Compensation Discussion and Analysis — Elements of Fiscal 2018 Compensation Program — Short-Term Incentive Compensation” above. The awards that were earned based on actual performance for fiscal 2018 were paid in November 2018 and are shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.

Represents the range of shares of Common Stock that may vest after the end of the three-year award cycle applicable to a performance award, assuming achievement of threshold, target and maximum performance. See “Compensation Discussion and Analysis — Elements of Fiscal 2018 Compensation Program — Long-Term Incentive Compensation — Performance Measures for 2018-2020 Performance Shares” above.

Represents time-vesting restricted stock. The shares of restricted stock generally vest in equal installments on the first, second and third anniversaries of the grant date. See “Compensation Discussion and Analysis — Elements of Fiscal 2018 Compensation Program — Long-Term Incentive Compensation — Restricted Stock” above.

See footnote 1 to the Summary Compensation Table above for an explanation of the calculation of the grant date fair value of stock-based awards.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

The following table provides information with respect to outstanding unexercised options and unvested performance-based restricted stock and time-based restricted stock held by our NEOs at September 30, 2018.

			OPTION AWARDS				STOCK AWARDS
NAME	GRANT DATE		NUMBER OF SECURITIES UNDERLYING OPTIONS/SSARS		OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OF STOCK THAT HAVE NOT VESTED (#) (1)	MARKET VALUE OF SHARES OF STOCK THAT HAVE NOT VESTED ($) (2)	NUMBER OF PER- FORMANCE SHARES THAT HAVE NOT VESTED (#)		MARKET VALUE OF PERFOR- MANCE SHARES THAT HAVE NOT VESTED ($) (3)
			(#)
			EXERCISABLE	UNEXERCIS- ABLE

Allan P. Merrill	11/16/11		58,264	—	10.80	11/16/19	—	—	—		—

	11/14/12		86,000	—	13.33	11/14/20	—	—	—		—

	11/8/13		86,000	—	19.11	11/8/21	—	—	—		—

	11/23/15		—	—	—	—	17,557	184,349	—		—

	11/23/15	(4)	—	—	—	—	—	—	105,338	(4)	1,106,049

	11/17/16		—	—	—	—	39,968	419,664			—

	11/17/16	(5)	—	—	—	—	—	—	119,904	(5)	1,258,992

	11/16/17	(6)	—	—	—	—	—	—	92,864	(6)	975,072

	11/16/17		—	—	—	—	46,432	487,536	—		—

Robert L. Salomon	11/16/11		20,392	—	10.80	11/16/19	—	—	—		—

	11/14/12		30,200	—	13.33	11/14/20	—	—	—		—

	11/8/13		30,200	—	19.11	11/8/21	—	—	—		—

	11/23/15		—	—	—	—	7,169	75,275	—		—

	11/23/15	(4)	—	—	—	—	—	—	43,013	(4)	451,637

	11/17/16		—	—	—	—	16,320	171,360	—		—

	11/17/16	(5)	—	—	—	—	—	—	48,960	(5)	514,080

	11/16/17	(6)	—	—	—	—	—	—	31,362	(6)	329,301

	11/16/17		—	—	—	—	15,681	164,651	—		—

Keith L. Belknap	1/8/18		—	—	—	—	9,398	98,679	—		—

	11/16/17	(6)	—	—	—	—	—	—	18,796	(6)	197,358

Award vests ratably over a three-year period.

Reflects the value using the closing price of common stock on the NYSE on the last trading day of fiscal year 2018 (September 28, 2018) of $10.50 per share.

“Market value” is calculated by multiplying the number of shares that have not vested by the closing price of common stock on the NYSE on September 28, 2018 of $10.50 per share.

Represents performance shares awarded in fiscal 2016 for a three-year award cycle (fiscal 2016 through fiscal 2018). The performance shares shown are based on actual performance. See “Compensation Discussion and Analysis — Elements of Fiscal 2018 Compensation Program — Long-Term Incentive Compensation — Performance Shares” above. These performance shares vested in November 2018. For more information regarding these performance shares, see pages 28-31 of the Company’s proxy statement for the 2017 annual meeting of stockholders filed with the SEC on December 19, 2016.

Represents performance shares awarded in fiscal 2017 for a three-year award cycle (fiscal 2017 through fiscal 2019). The performance shares shown assume target performance for the award cycle. For more information regarding these performance shares, see pages 28-30 of the Company’s proxy statement for its 2018 annual meeting of stockholders filed with the SEC on December 15, 2017.

Represents performance shares awarded in fiscal 2018 for a three-year award cycle (fiscal 2018 through fiscal 2020). The performance shares shown assume target performance for the award cycle. See “Compensation Discussion and Analysis — Elements of Fiscal 2018 Compensation Program — Long-Term Incentive Compensation — Performance Measures for 2018-2020 Performance Shares” above.

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OPTION EXERCISES AND STOCK VESTED TABLE

The table below provides supplemental information relating to the value realized upon the exercise of stock options and upon the vesting of restricted stock during fiscal 2018 for each NEO.

	STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED UPON VESTING ($)
Allan P. Merrill	300,650	4,085,002
Robert L. Salomon	100,682	1,402,379
Keith L. Belknap	0	0

NON-QUALIFIED DEFERRED COMPENSATION TABLE

The table below provides supplemental information relating to compensation deferred during fiscal 2018 under the terms of the Beazer Homes Deferred Compensation.

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY ($)	COMPANY CONTRIBUTIONS IN LAST FY ($)	AGGREGATE EARNINGS/ (LOSSES) IN LAST FY ($) (1)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FYE ($) (2)
Allan P. Merrill	0	100,000	69,959	0	1,403,034
Robert L. Salomon	0	75,000	58,645	0	558,643
Keith L. Belknap	0	36,539	498	0	37,037

Represents amounts of earnings on the balance of the participants’ accounts that are attributable to the performance of independently managed funds available to and selected by each participant under the Deferred Plan and in which deferred amounts are deemed to be invested. None of the earnings in this column are included in the “Summary Compensation Table” above because they were not preferential or above-market.

Aggregate balances include unvested amounts of Company contributions.

Narrative Disclosure to Non-Qualified Deferred Compensation Table

Under the Deferred Plan, participants select from a menu of investment options which track a variety of independently managed benchmark funds in which the funds are deemed to be invested. The return on the underlying investments determines the amount of earnings and losses that are credited or debited to the participants’ account. There is no guaranteed rate of return on these funds and the rate of return depends on the participants’ deemed investment option elections and on the market performance of the underlying funds. Deferred amounts and Company contributions are deposited in a trust that qualifies as a grantor trust under the Internal Revenue Code. Our obligations under the Deferred Plan are unsecured general obligations and rank equally with our other unsecured general creditors. Amounts deferred by participants and earnings and losses thereon are 100% vested.

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POTENTIAL PAYMENTS UPON TERMINATION OR

CHANGE OF CONTROL

SEVERANCE AND CHANGE IN CONTROL AGREEMENTS

In September 2018, we entered into new severance and change in control agreements with each of our named executive officers. With respect to Messrs. Merrill and Salomon, these new agreements replaced their former employment agreements, which also expired in September 2018.

The new agreements set forth each executive’s base salary, eligibility to receive awards pursuant to short-term and long-term incentive compensation programs, deferred compensation and severance payments, all of which are described in greater detail below. The agreements are substantially identical in non-economic terms, and set forth each executive’s non-competition and non-solicitation, confidentiality and intellectual property obligations.

Mr. Merrill’s agreement provides for a base salary of $950,000, an annual target bonus opportunity pursuant to the annual cash incentive plan of 150% of base salary and annual long-term incentive awards of up to 300% of base salary. The new agreement for Mr. Salomon provides for a base salary of $550,000, a target annual bonus opportunity of 125% of base salary and annual long-term incentive awards of up to 175% of base salary. The agreement for Mr. Belknap provides for a base salary of $450,000, a target annual bonus opportunity of 100% of base salary and annual long-term incentive awards of up to 125% of base salary. Base salaries, performance metrics and actual target opportunities for any given year remain within the discretion of the Company’s Compensation Committee. The agreements also provide for each executive’s eligibility to participate in the Company’s Deferred Compensation Plan.

The agreements provide for a lump sum severance payment in the event of a “change of control” of the Company followed by a termination of the executive without “cause” or a resignation by the executive for “good reason” within two years of the change of control. In such event, the severance payment for Mr. Merrill would be three times the sum of his then current base salary and target annual incentive bonus for the fiscal year in which the termination occurs, and, in the case of Messrs. Salomon and Belknap, the severance payments would be two times the sum of the executive’s then current base salary and target annual incentive bonus for the fiscal year in which the termination occurs, in each case payable in a lump sum.

Where there is no “change of control,” in the event of a termination of the executive without “cause” or a resignation by the executive for “good reason,” such executive would receive a severance payment. The severance payment for Mr. Merrill in this situation would be (1) two times the sum of his then current base salary and target annual incentive bonus for the fiscal year in which the termination occurs, payable in equal installments over twelve months, and (2) a pro rata annual incentive bonus for the fiscal year in which the termination occurs calculated based on actual performance for the year, payable at the same time bonuses are paid to other executives. For Messrs. Salomon and Belknap, the severance payment would be (1) one and one-fourth times the sum of the executive’s then current base salary and target annual incentive bonus for the fiscal year in which termination occurs, payable in equal installments over twelve months, and (2) a pro rata annual incentive bonus for the fiscal year in which the termination occurs calculated based on actual performance for the year, payable at the same time bonuses are paid to other executives. No severance will be payable in the event the executive is terminated for “cause” or the executive resigns without “good reason.”

The agreements do not entitle the executives to any extension or continuation of employee benefits after termination, except in the event the executive is entitled to receive severance pay, in which case the executive may receive up to twelve months of coverage under the group health, dental and vision plans the executive participated in prior to termination. In addition, there is no provision to “gross up” any payment to account for taxes for which the executive may be liable. Under the agreements, any incentive compensation that is paid or granted to the executives will be subject to recoupment under the terms of the Company’s “clawback” policy.

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DISPOSITION OF OUTSTANDING EQUITY AWARDS

The new severance and change in control agreements with each of our named executive officers also govern the disposition of outstanding equity awards issued under our 2014 Long-Term Incentive Plan in the event the executive’s employment is terminated under various scenarios or in the event there is a change in control of the Company.

Termination of Employment by the Company with Cause or Resignation by Executive

Pursuant to the severance agreements, equity grants under our 2014 Long-Term Incentive Plan provide that all unvested awards will be forfeited in the event the executive is terminated by the Company for “cause” or the executive voluntarily resigns and the resignation is not within two years of a change in control of the Company.

Termination of Employment by the Company without “Cause,” by Executive for Good Reason or Retirement

If the executive’s employment is terminated by the Company without cause, the executive resigns for “good reason,” or the executive retires, unvested equity grants under our 2014 Long-Term Incentive Plan will generally vest as follows:

•	awards that vest solely on a time basis will vest pro rata based on the number of months the executive was employed during the applicable vesting period; and

•

awards that vest based on the Company’s performance will vest pro rata based on the Company’s performance during the applicable performance period and the number of months the executive was employed during such period.

Death or Disability

If the executive’s employment is terminated due to death or disability, all unvested equity grants under our 2014 Long-Term Incentive Plan will fully vest.

Change of Control

In the event of an anticipated change in control of the Company, the Company’s Compensation Committee has the authority to determine that awards granted under our 2014 Long-Term Incentive Plan:

•	will be continued by the Company (if the Company is the surviving entity);

•	will be assumed by the surviving entity or its parent or subsidiary; or

•	will be substituted for by the surviving entity or its parent or subsidiary with an equivalent award for the outstanding award.

If an award is continued, assumed or substituted upon a change in control, such award will generally provide similar terms and conditions and preserve the same benefits as the outstanding award that is being continued or replaced, and, in the event executive’s employment is terminated without cause or the executive terminates his employment for good reason within two years following the change in control, the unvested outstanding award (or assumed or substituted award) will fully vest.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL TABLE

The table below summarizes the compensation payable to each NEO in the event of termination of employment. The amount of compensation payable to each NEO in each situation is listed, assuming termination had occurred on the last day of our most recent fiscal year, September 30, 2018. All equity awards have been valued as of September 28, 2018, the last trading day in the fiscal year.

		TYPE OF TERMINATION
NAME	PAYMENT OR BENEFIT TYPE	TERMINATION FOLLOWING CHANGE OF CONTROL WITHOUT CAUSE ($)	DEATH OR DISABILITY ($)	WITHOUT CAUSE OR FOR GOOD REASON ($)
Allan P. Merrill	Severance	7,125,000	—	6,814,537
	Vesting of Unvested Long-Term Awards	4,431,661	4,431,661	2,663,240
	Benefits Continuation	17,241	—	17,241
	Total	11,573,902	4,431,661	9,495,018
Robert L. Salomon	Severance	2,475,000	—	2,391,967
	Vesting of Unvested Long-Term Awards	1,706,303	1,706,303	1,058,352
	Benefits Continuation	18,100	—	18,100
	Total	4,199,403	1,706,303	3,468,419
Keith L. Belknap	Severance	1,800,000	—	1,776,959
	Vesting of Unvested Long-Term Awards	296,037	296,037	71,513
	Benefits Continuation	17,241	—	17,241
	Total	2,113,278	296,037	1,865,713

PAY RATIO

The following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee.

We identified the median employee using the employee population on September 30, 2018 that received taxable compensation (other than our Chief Executive Officer) for the fiscal year 2018, which included our reviewing gross compensation, excluding equity, within the fiscal year 2018. Compensation was annualized for employees who joined the Company during the fiscal year. The annual total compensation of our median employee (other than the Chief Executive Officer) for the fiscal year 2018 was $88,722. As disclosed in the Summary Compensation Table above, our Chief Executive Officer’s annual total compensation for fiscal 2018 was $6,152,170. For purposes of determining the ratio, the annual total compensation of the CEO and the median employee includes the dollar value of non-discriminatory health and welfare benefit contributions made by the Company, which are not required to be reported as compensation in the Summary Compensation Table. Based on the foregoing, our estimate of the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was 58:1.

For fiscal 2018, long-term equity-based compensation comprised 49% of our CEO’s compensation, the ultimate value of which is related directly to company and common stock performance. As a result of this emphasis on equity and stockholder alignment, the CEO pay ratio is 30:1 when utilizing a methodology for determining the median employee that excludes equity.

This information is being provided for compliance purposes. Because SEC rules permit significant flexibility in terms of approaches used to calculate compensation and identify the median employee, comparisons of pay ratios among companies may not be very meaningful, even for companies within the same industry. Neither the Compensation Committee nor the executives of our Company used the pay ratio measure in making compensation decisions.

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SECURITY

OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, to the best of our knowledge and belief, certain information regarding the beneficial ownership of our common stock by each person known to the Company to be the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of more than 5% of our outstanding common stock as of December 12, 2018.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF COMMON SHARES BENEFICIALLY OWNED	PERCENT OF OUTSTANDING (1)
BlackRock, Inc. (2)
55 East 52nd Street	3,135,962	9.5%
New York, NY 10022

Based upon 32,952,418 shares of common stock outstanding as of December 12, 2018. Beneficial ownership is determined in accordance with the rules of the SEC under which shares are beneficially owned by the person or entity that holds investment and/or voting power.

Based upon information set forth in a Schedule 13G/A filed by BlackRock, Inc. on January 29, 2018. BlackRock, Inc. reported beneficial ownership and sole voting power of 3,054,310 shares and beneficial ownership and sole dispositive power of 3,135,962 shares.

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SECURITY OWNERSHIP OF EXECUTIVE OFFICERS

AND DIRECTORS

The following table sets forth information, as of December 12, 2018, with respect to the beneficial ownership of our common stock by each director, each of our NEOs, and all directors and executive officers as a group. Except as otherwise indicated, each beneficial owner possesses sole voting and investment power with respect to all shares.

NAME OF BENEFICIAL OWNER	NUMBER OF COMMON SHARES BENEFICIALLY OWNED (1) (2) (3) (4)	PERCENT OF OUTSTANDING (5)
Elizabeth S. Acton	49,495	*
Laurent Alpert	58,775	*
Brian C. Beazer	142,685	*
Keith L. Belknap	104,568	*
Peter G. Leemputte	60,315	*
Allan P. Merrill	1,235,330	3.7%
Peter M. Orser	31,530	*
Norma A. Provencio	53,675	*
Robert L. Salomon	487,717	1.5%
Danny R. Shepherd	37,680	*
Stephen P. Zelnak, Jr.	354,730	1.1%
Directors and Executive Officers as a Group (11 persons)	2,616,500	7.9%

  *Less than 1%

Beneficial ownership includes shares of unvested, time-based restricted stock: Ms. Acton - 10,183, Mr. Alpert - 10,183, Mr. Belknap - 34,856, Mr. Beazer - 10,183, Mr. Leemputte - 10,183, Mr. Merrill - 147,680, Mr. Orser - 10,183, Ms. Provencio - 10,183, Mr. Salomon - 59,347, Mr. Shepherd - 10,183 and Mr. Zelnak - 20,366.

Beneficial ownership for Messrs. Merrill, Salomon and Belknap includes unvested performance shares granted in November 2016, November 2017 and November 2018: Mr. Merrill - 406,250, Mr. Salomon - 161,788 and Mr. Belknap - 69,712.

Beneficial ownership includes shares underlying vested stock options: Mr. Merrill - 230,264 and Mr. Salomon - 80,792.

All of the vested shares beneficially owned by Ms. Acton are held indirectly through the Robert and Elizabeth Acton Living Trust dated as of December 17, 2010 as amended. Mr. Beazer’s ownership includes 58,600 shares of common stock held indirectly through BC Beazer Investments PTE Ltd. Mr. Leemputte’s ownership includes 2,460 shares of common stock held indirectly through Peter Leemputte TTEEFBO Peter G. Leemputte Trust.

Based upon 32,952,418 shares of outstanding common stock as of December 12, 2018 and shares deemed outstanding with respect to each person pursuant to Exchange Act Rule 13d-3(d)(1). Adjusted as necessary to reflect the shares issuable to such person upon the vesting or exercise of his stock options listed in footnote 3 above (and assuming no other stock options are exercised). Shares of common stock subject to stock options that are currently exercisable or vested, or will become exercisable or vested within 60 days of December 12, 2018, are deemed outstanding for computing the percentage ownership of the person holding such stock options, but are not deemed outstanding for computing the percentage ownership of any other persons.

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SECTION 16(A) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our executive officers and directors and persons who own more than 10% of our stock, as well as certain affiliates of such persons, to file initial reports of ownership and changes of ownership with the SEC. These parties are required to furnish us with copies of the reports they file. Based solely on a review of the copies of the Section 16(a) reports and amendments thereto known to us, we believe that all reports required pursuant to Section 16(a) for fiscal year 2018 were timely filed by our executive officers and directors, except a Form 5 for Mr. Beazer disclosing the purchase of 3,000 shares of common stock was filed late due to an administrative error on the part of the Company.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER

EQUITY COMPENSATION PLANS

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information about the Company’s shares of common stock that may be issued under our existing equity compensation plans as of September 30, 2018, all of which have been approved by our stockholders.

PLAN CATEGORY	NUMBER OF COMMON SHARES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF COMMON SHARES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS
Equity compensation plans approved by stockholders	533,052	$14.26	2,066,189

EXECUTIVE OFFICERS OF THE COMPANY

EXECUTIVE OFFICERS

Biographical information, as of September 30, 2018, for the executive officers of the Company is set forth below. Biographical information for Allan P. Merrill is set forth above under “Proposal 1 — Election of Directors — Nominees.”

ROBERT L. SALOMON. Mr. Salomon, 58, our Executive Vice President and Chief Financial Officer, joined the Company in February 2008 as Senior Vice President, Chief Accounting Officer and Controller. Mr. Salomon was previously with the homebuilding company Ashton Woods Homes where he served as Chief Financial Officer and Treasurer since 1998. Previously, he held various financial management roles of increasing responsibility over a six-year period with homebuilder M.D.C. Holdings, Inc. Mr. Salomon has 34 years of financial management experience, 25 of which have been in the homebuilding industry. Mr. Salomon is a member of the American Institute of Certified Public Accountants and a graduate of the University of Iowa with a Bachelor of Business Administration degree.

KEITH L. BELKNAP. Mr. Belknap, 60, joined the Company as Executive Vice President, General Counsel and Corporate Secretary in January 2018. Mr. Belknap was previously EVP, Business Development, General Counsel and Chief Compliance Officer of Mueller Water Products, Inc. Previously, he served as SVP and General Counsel of PRIMEDIA, Inc., a digital media and real estate advertising company. In addition, Mr. Belknap held senior legal positions with PPG Industries and Georgia-Pacific Corporation. He began his legal career at Skadden, Arps, Slate, Meagher & Flom LLP where he practiced for 10 years. Mr. Belknap received a Bachelor of Arts degree from the University of Tulsa and a Juris Doctor from Harvard Law School.

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PROPOSALS 4 AND 5 –

APPROVAL OF AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION AND

NEW SECTION 382 RIGHTS AGREEMENT

BACKGROUND AND FREQUENTLY ASKED QUESTIONS

BACKGROUND

Until recently, we generated significant net operating losses for tax purposes, or NOLs, which we use (and want to continue to use) to offset the taxable income we are now generating and expect to continue to generate in the future. Accordingly, our NOLs, along with our other deferred tax assets, have substantial value to us. As of September 30, 2018, our deferred tax assets, including our NOLs, totaled approximately $248 million.

However, the Internal Revenue Code places strict limits on our ability to fully maximize our NOLs. For example, under Section 382 of the Code, the value of our NOLs could be significantly reduced if we experienced an “ownership change,” which would occur if a 5% stockholder (or a group of stockholders) increased its ownership by more than 50% during a rolling three-year period. If this were to occur, Section 382 would impose an annual limit on the amount of NOLs we could use to offset our income taxes, which could result in a material amount of our NOLs expiring unused. A number of complex tax rules are involved in making this determination, including who is considered a 5% stockholder and whether any ownership change has, in fact, occurred. Because of this complexity, and the simple reality that we — like any public company — have limited knowledge about the true ownership of our outstanding shares, it is very difficult for us to comply with Section 382’s limitations without the use of the protective devices described in Proposals 4 and 5.

The charter amendment described in Proposal 4 has been in place since 2011 when our stockholders first overwhelmingly approved it. Similarly, the Section 382 Rights Agreement described in Proposal 5 has been in place since 2013 when it, too, was overwhelmingly approved by our stockholders. Since then, our stockholders have re-approved Proposals 4 and 5 by wide margins every three years. Because both of these protective devices are set to expire in November 2019, the purpose of Proposals 4 and 5 is to renew them for another three years until November 2022.

Accordingly, our Board of Directors strongly recommends that stockholders once again approve the adoption of both Proposals 4 and 5.

FREQUENTLY ASKED QUESTIONS

We have prepared the following frequently asked questions to assist our stockholders in their understanding of the complexities involved in determining the value of our deferred tax assets, including our NOLs, as well as our ability to maximize them. We urge our stockholders to read carefully Proposals 4 and 5, including their related Appendices, and the other documents to which Proposals 4 and 5 refer or are otherwise incorporated herein by reference, because this section does not provide all of the information that might be important to them.

Are the amount of the Company’s NOLs subject to challenge by the IRS?

The IRS could challenge the amount of our NOLs, but has not done so to date. If the IRS were to audit or otherwise seek to validate the amount of our NOLs. our ability to use our NOLs could be reduced, perhaps significantly. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has or is able to obtain about the ownership of its publicly-traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if Proposals 4 and 5 are approved.

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Will Proposals 4 and 5 prevent all transfers that could result in an ownership change?

Although Proposals 4 and 5 are intended to reduce the likelihood of an ownership change, we cannot assure that they will prevent all transfers of our stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the charter amendment described in Proposal 4 will be enforceable against all of our stockholders. In addition, the new Rights Agreement described in Proposal 5 may deter, but ultimately cannot block, all transfers of our stock that might result in an ownership change. However, our Board of Directors believes that both measures are needed and that they will serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential benefits of our NOLs.

Will the charter amendment and the new Rights Plan impact the liquidity or trading value of the Company’s common stock?

The protective devices described in Proposals 4 and 5 generally restrict a stockholder’s ability to acquire, directly or indirectly, additional shares of our common stock in excess of 4.95%. Furthermore, a stockholder’s ability to dispose of its common stock may be limited by reducing the number of acquirers capable of purchasing the shares in light of their own ownership levels. We recommend that stockholders monitor carefully their ownership of our stock and consult their own legal advisors and/or us to assist them in determining whether their ownership of our stock approaches the restricted levels described in Proposals 4 and 5.

If the protective devices contained in Proposals 4 and 5 are extended, our Board of Directors intends to continue to disclose that our shares continue to be subject to transfer restrictions, both on certificates representing newly-issued or transferred shares as well as publicly so that potential recipients of uncertificated shares will have the ability to be aware of the transfer restrictions and ownership limitations imposed by the protective provisions. Because certain buyers, including persons who wish to acquire 4.95% or more of our common stock as well some institutional holders who may not be comfortable holding common stock with transfer restrictions or other ownership limits, may not be able to purchase our common stock, extending the protective mechanisms could depress the trading value of our common stock in an amount that could more than offset any value preserved from protecting our NOLs.

Will the charter amendment and the new Rights Plan have an anti-takeover effect?

Our Board of Directors approved the adoptions of the protective provisions contained in Proposals 4 and 5 in order to preserve the value of our NOLs, not as part of a plan to render more difficult, or discourage, a takeover of the Company, such as a merger, tender offer, proxy contest or assumption of control by a substantial holder of our common stock. However, if extended, the protective provisions contained in Proposals 4 and 5 could have an anti-takeover effect because, among other things, they will restrict the ability of a person or group to accumulate 4.95% or more of our common stock and the ability of a person or group now owning 4.95% or more of our common stock to acquire additional shares without the approval of our Board of Directors. We are not aware presently aware of any potential takeover transaction.

What is the effect of the transfer restrictions contained in the charter amendment on my shares if I vote against Proposal 4 but it is nonetheless still approved by stockholders?

Delaware law provides that the transfer restrictions contained in the charter amendment for common stock issued prior to the amendment’s adoption will be effective as to (1) stockholders with respect to shares that were voted in favor of the amendment and (2) purported transferees of such shares if:

•	the transfer restriction is conspicuously noted on the certificate(s) representing such shares; or

•	the transferee had actual knowledge of the transfer restrictions (even absent the conspicuous notation).

If Proposal 4 is approved, we intend to continue having newly-issued certificated or certificated transferred shares issued with the relevant transfer restrictions conspicuously noted on the certificate(s). In addition, if Proposal 4 is approved, we intend to give a notice regarding the relevant transfer restrictions to registered holders of our common stock in uncertificated form, as contemplated by Delaware law. For the purpose of determining whether a stockholder is subject to the transfer restrictions imposed by the protective provisions, we have taken

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and intend to continue to take the position that all shares issued prior to the effectiveness of Proposal 4 that are proposed to be transferred were voted in favor of Proposal 4, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the charter amendment, unless a stockholder establishes that it did not vote in favor of extending the protective provisions. Nonetheless, a court could find that the protective provisions contained in the charter amendment are unenforceable, either in general or as applied to a particular stockholder or fact situation.

PROPOSAL 4 —

ADOPTION OF CHARTER AMENDMENT TO EXTEND

NOL PROTECTIVE PROVISIONS

This proposal is asking our stockholders to extend protective provisions contained in our charter that are designed to assist us to in protecting the value of our NOLs by limiting and/or prohibiting transfers of our stock that could affect the percentage of stock that is treated as being owned by a holder of 4.95% of our shares. These provisions were first approved by our stockholders in 2011 and, since then, have been re-approved every three years. Because the provisions are due to expire in November 2019, we are once again asking stockholders to extend them for another three years to November 12, 2022.

DESCRIPTION OF THE NOL PROTECTIVE PROVISIONS

The following description of the protective provisions is qualified in its entirety by reference to the full text of our charter, which was filed as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on February 8, 2011 (as amended by the first and second extensions, which were filed as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on November 7, 2013, and Exhibit 3.8 to our Annual Report on Form 10-K filed with the SEC on November 15, 2016, respectively), and the full text of the proposed extension to the protective provisions, which is attached hereto as Appendix I. We urge you to carefully read our charter in its entirety as the discussion of the protective provisions below is only a summary.

Prohibited Transfers.  The protective provisions generally prohibit any direct or indirect transfer (such as transfers of our stock that result from the transfer of interests in other entities that own our stock) if the effect would be to:

•	increase the direct or indirect ownership of our stock by any person from less than 4.95% to 4.95% or more; or

•	increase the percentage of our common stock owned directly or indirectly by a person owning or deemed to own 4.95% or more of our common stock.

Complicated common stock ownership rules prescribed by the Code apply in determining whether a person is a 4.95% stockholder. For purposes of determining the existence and identity of, and the amount of our common stock owned by, any stockholder, we are entitled to rely on the existence or absence of certain public securities filings as of any date, subject to our actual knowledge of the ownership of our common stock. We also have the right to require a proposed transferee, as a condition to registration of a transfer of our common stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of our common stock.

These transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock or may prohibit ownership (thus requiring dispositions) of our common stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our common stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to our common stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

Consequences of Prohibited Transfers.  Any direct or indirect transfer attempted in violation of the protective provisions is void immediately, and the purported transferee will not be recognized as the owner of the shares

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owned in violation of the protective provisions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such common stock, or in the case of options, receiving our common stock in respect of their exercise. In this Proxy Statement, our common stock purportedly acquired in violation of the protective provisions is referred to as “excess stock.”

In addition to a prohibited transfer being void as of the date it is attempted, upon the Company’s demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the protective provisions. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be distributed first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be distributed to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

Any stockholder who knowingly violates the protective provisions will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.

Modification and Waiver of Transfer Restrictions.  Our Board of Directors has the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our stockholders’ best interests. If our Board of Directors decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs.

In the event of a change in law, our Board of Directors will have the unilateral authority to modify the 4.95% ownership threshold, as well as any of the definitions, terms and conditions of the transfer restrictions, or to eliminate the transfer restrictions in their entirety. Our Board of Directors may also establish, modify, amend or rescind by-laws, policies and any procedures for purposes of determining whether any transfer of common stock would jeopardize our ability to use our NOLs.

EXPIRATION

If approved, the protective provisions will expire on the earliest of (i) the determination by our Board of Directors that the provisions are no longer necessary for the preservation of our NOLs because of the amendment or repeal of Section 382 or any successor statute, (ii) the beginning of a taxable year to which our Board of Directors determines that none of our NOLs may be carried forward (iii) such date as our Board of Directors otherwise determines that the provisions are no longer necessary for the preservation of our NOLs and (iv) November 12, 2022.

EFFECTIVENESS AND ENFORCEABILITY

Although the protective provisions are intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur. The effectiveness of the protective provisions is limited by, among other things:

•	Our Board of Directors’ right to permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our stockholders’ best interests.

•	A court’s finding that part or all of our charter is not enforceable, either in general or as to a particular fact situation.

•	Certain changes in relationships among stockholders or other events could cause an ownership change under Section 382.

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Accordingly, we cannot assure you that an ownership change will not occur even if the protective provisions are extended. However, our Board of Directors believes that the protective provisions, together with the Rights Agreement discussed in Proposal 5, provide significant protections to preserve our ability to use our NOLs to offset future income tax liabilities.

REQUIRED VOTE

This proposal requires the affirmative vote of a majority of our outstanding shares of common stock.

RECOMMENDATION

The Board of Directors recommends that stockholders vote FOR this proposal.

PROPOSAL 5 —

APPROVAL OF SECTION 382 RIGHTS AGREEMENT

In February 2013, our stockholders first approved the adoption of a Section 382 Rights Agreement, which was intended to act as a deterrent to any person desiring to acquire 4.95% or more of our common stock. By its terms, the original Rights Agreement was to expire in November 2016. Accordingly, in February 2016, our stockholders adopted a new Rights Agreement which contained substantially the same terms as the first Rights Agreement. Because that Rights Agreement is scheduled to expire in November 2019, we are now seeking stockholder approval to enter into yet another new Section 382 Rights Agreement, which is the same in all material respects as the two previous Rights Agreements approved by stockholders in 2013 and 2016, except that it will expire on November 14, 2022 if adopted.

Because the Section 382 charter protections described in Proposal 4 will not eliminate the possibility that an ownership change will occur, we believe the new Rights Agreement, which is designed to deter transfers of our stock that could result in an ownership change, is an important tool to further protect our ability to utilize our NOLs.

DESCRIPTION OF THE RIGHTS AGREEMENT

The following description of the Rights Agreement is qualified in its entirety by reference to the text of the Rights Agreement, which is attached to this Proxy Statement as Appendix II. We urge you to read it carefully in its entirety as the discussion below is only a summary.

The Rights.  Our Board of Directors authorized the issuance of one right per outstanding common share payable upon the effectiveness of the Rights Agreement to our stockholders of record as of November 14, 2019. Subject to the terms, provisions and conditions of the Rights Agreement, if the rights become exercisable, each right would initially represent the right to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Shares, for a purchase price of $50.00 per right (which we refer to as the “purchase price”). If issued, each fractional Series A Preferred Share would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our common stock. However, prior to exercise, a right will not give its holder any rights as a stockholder of the Company, including any dividend, voting or liquidation rights.

Exercisability.  The rights are not exercisable until the earlier of (1) ten calendar days after a public announcement by us that a person has acquired at least 4.95% or more of our outstanding stock (which we refer to as an “acquiring person”) and (2) ten business days (or such later date as may be determined by our Board of Directors) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an acquiring person. We refer to the date that the rights become exercisable under the proposed Rights Agreement as the “distribution date.”

Any transfer of our stock prior to the distribution date will constitute a transfer of the associated rights. After the distribution date, the rights may be transferred separately from the transfer of the underlying common stock until our Board of Directors determines otherwise (as described below).

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After the distribution date, each holder of a right (other than the acquiring person) will generally be entitled to exercise the right and, upon payment of $100.00 (i.e., two times the purchase price), will be entitled to receive that number of shares of our common stock or other securities having a market value of $100.00.

Exemptions.  Our Board of Directors recognizes there may be instances when an acquisition of our common stock that would cause a stockholder to become an acquiring person may not jeopardize or endanger in any material respect the availability of our NOLs or there may be situations when the acquisition would otherwise be in the Company’s and its stockholders’ best interests. Accordingly, the Rights Agreement grants full discretion to our Board of Directors to exempt acquisitions in such instances.

Redemption.  We may redeem the rights (at a price of $0.001 per share) at any time until ten calendar days following the public announcement that a person has become an acquiring person. Upon any such redemption, the ability to exercise the rights will terminate and the only right the holder will have is the right to receive the redemption price of $0.001 per right.

Expiration.  If approved and adopted, the Rights Agreement will expire on the earliest of the following:

•	the close of business on November 14, 2022;

•	the redemption of the rights;

•	the exchange of the rights;

•	the effective date of the repeal of Section 382 or any successor statute if our Board of Directors determines that the Rights Agreement is no longer necessary or desirable; and

•	the first day of a taxable year to which our Board of Directors determines that no tax benefits may be carried forward.

Anti-Dilution Provisions.  Our Board of Directors may adjust the purchase price of the Series A Preferred Shares, the number of Series A Preferred Shares issuable and the number of outstanding rights to prevent dilution that may occur due to any number of events, including among others, a share dividend or a share split. In general, no adjustments to the purchase price of less than 1% will be made.

Amendments.  Prior to the distribution date, our Board of Directors will have the general right to supplement or amend any provision of the Rights Agreement in any respect. After the distribution date, no amendment may be made by our Board of Directors that would adversely affect the interests of any rights holders.

REQUIRED VOTE

This proposal requires the affirmative vote of a majority of our common stock present in person or by proxy at the Annual Meeting.

RECOMMENDATION

The Board of Directors recommends that stockholders vote FOR this proposal.

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TRANSACTIONS WITH

RELATED PERSONS

REVIEW, APPROVAL OR RATIFICATION OF

TRANSACTIONS WITH RELATED PERSONS

The Audit Committee of our Board of Directors, in accordance with its charter and our Related Party Transactions Policy, is responsible for conducting an appropriate review of all proposed related party transactions to identify potential conflict of interest situations. Any identified related party transactions are then presented to our Board of Directors for approval and implementation of appropriate action to protect us from potential conflicts of interest. We have also adopted a Code of Ethics pursuant to which all directors and employees must disclose any potential conflicts of interest or related party transactions prior to entering into any such transactions.

There were no reportable transactions with related persons during fiscal year 2018.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

The members of our Compensation Committee during fiscal year 2018 were Messrs. Beazer, Leemputte, Orser and Shepherd and Ms. Provencio. Mr. Beazer joined the Compensation Committee in February 2018. None of the members of our Compensation Committee has ever been an officer or employee of the Company or any of our subsidiaries. None of the members of our Compensation Committee had any relationship requiring disclosure under “Transactions with Related Persons.” During fiscal year 2018, none of our executive officers served as a director or member of the compensation committee (or other committee of the board of directors performing equivalent functions) of another entity that had an executive officer serving on our Board of Directors.

PROPOSALS FOR THE

NEXT ANNUAL MEETING

PROPOSALS TO BE INCLUDED IN OUR PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING

Any proposal by a stockholder to be included in the proxy statement for our 2020 annual meeting of stockholders must be received at our principal executive offices, 1000 Abernathy Road, Suite 260, Atlanta, Georgia 30328, not later than August 23, 2019. Any such proposal must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

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STOCKHOLDER PROPOSALS REGARDING NOMINATIONS OR

OTHER BUSINESS AT THE 2020 ANNUAL MEETING

Any proposal by a stockholder for nominations or other business at our 2020 annual meeting of stockholders (outside of the processes for proposals to be included in the proxy statement for our 2020 annual meeting of stockholders described above) must be received at our principal executive offices, 1000 Abernathy Road, Suite 260, Atlanta, Georgia 30328, no earlier than July 24, 2019 and no later than August 23, 2019. Any such notice must also meet the other requirements of our by-laws relating to stockholder proposals.

OTHER

INFORMATION

Management does not know of any items, other than those referred to in this Proxy Statement, which may properly come before the meeting or other matters incident to the conduct of the meeting.

As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this Proxy Statement pursuant to the rules of the SEC or any proposal to adjourn or postpone the meeting, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.

By Order of the Board of Directors,

Keith L. Belknap

Corporate Secretary

Dated: December 21, 2018

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APPENDIX I

PROTECTIVE AMENDMENT EXTENSION

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

BEAZER HOMES USA, INC.

Beazer Homes USA, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY as follows:

Article EIGHT of the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Amended and Restated Certificate of Incorporation”), is hereby amended by replacing paragraph (i) of the existing Article EIGHT in its entirety with the following:

“Expiration Date” means the earliest of (1) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article EIGHT is no longer necessary or desirable for the preservation of Tax Benefits, (2) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward, (3) such date as the Board of Directors shall fix in accordance with Part XII of this Article EIGHT and (4) November 12, 2022.”

In accordance with the provisions of Section 242 of the DGCL, the Board of Directors of the Corporation duly adopted the above amendment to the Amended and Restated Certificate of Incorporation (the “Amendment”), deemed the Amendment advisable and directed that the Amendment be considered by the Corporation’s stockholders. Notice of the Amendment was duly given to the stockholders of the Corporation in accordance with Section 222 of the DGCL. The Amendment was adopted by the Corporation’s stockholders on February 6, 2019 in accordance with Section 242 of the DGCL.

Pursuant to Sections 103 and 242 of the DGCL, the Amendment shall become effective at 12:00 a.m., New York City time, on Saturday, November 12, 2019.

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Certificate of Amendment on this      day of November, 2019.

Beazer Homes USA, Inc.

By:

Name:	Robert L. Salomon
Title:	Executive Vice President and Chief Financial Officer

Attest:

Name:	Keith L. Belknap
Title:	Executive Vice President and General Counsel

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APPENDIX II

NEW SECTION 382 RIGHTS AGREEMENT

BEAZER HOMES USA, INC.

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

as

Rights Agent

Section 382 Rights Agreement

Dated as of November 6, 2018

Effective as of November 14, 2019

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TABLE OF

SECTION 382

RIGHTS AGREEMENT

SECTION 382 RIGHTS AGREEMENT, dated as of November 6, 2018 (the “Agreement”), between Beazer Homes USA, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Rights Agent”).

WITNESSETH:

WHEREAS, the Company has generated NOLs (as defined in Section 1 hereof) for United States federal income tax purposes; and such NOLs may potentially provide valuable tax benefits to the Company; the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder, and thereby preserve the ability to utilize fully such NOLs and certain other tax benefits; and, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on November 6, 2018 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend distribution of one preferred share purchase right (a “Right”) for each share of common stock, par value $0.001 per share, of the Company (the “Common Stock”) outstanding at the close of business on November 14, 2019 (the “Record Date”), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock issued between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the close of business on the Distribution Date (as defined in Section 3 hereof) and the Expiration Date (as defined in Section 7(a) hereof), each Right initially representing the right to purchase one one-thousandth of a share (a “Unit”) of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company having the rights, powers and preferences set forth in the form of Designations, Preferences and Rights attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth.

WHEREAS, on February 6, 2019, the stockholders of the Company approved the adoption of this Agreement by the Company.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

CERTAIN DEFINITIONS

For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.95% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, (iv) any Exempted Person or (v) any Person that beneficially owns at least a majority of the Common Stock following consummation of a Qualified Offer. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” solely as a result of an Exempted Transaction.

“Affiliate” and “Associate” shall mean, with respect to any Person, any other Person whose Common Stock would be deemed constructively owned by such first Person for purposes of Section 382 of the Code, would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such Persons are included, or otherwise would be deemed aggregated with Common Stock owned by such first Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder; provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

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A Person shall be deemed a “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” and shall be deemed to “beneficially own” any securities which such Person directly owns, or would be deemed to constructively own, pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date provided; however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

“Code” shall have the meaning set forth in the recitals to this Agreement.

“Common Stock” shall have the meaning set forth in the recitals to this Agreement, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person (or, if such Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first mentioned Person).

“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Current Market Price” shall have the meaning set forth in Sections 11(d)(i) and 11(d)(ii) hereof.

“Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

“Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

“Exempted Person” shall mean any Person who, together with all Affiliates and Associates of such Person,

is the Beneficial Owner of securities (as disclosed in public filings with the Securities and Exchange Commission on the Rights Dividend Declaration Date), representing 4.95% or more of the shares of Common Stock outstanding on the Rights Dividend Declaration Date provided; however, that any such Person described in this clause (i) shall no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Common Stock that such Person had at any time since the Rights Dividend Declaration Date, except solely (x) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Common Stock by the Company; or

becomes the Beneficial Owner of securities representing 4.95% or more of the shares of Common Stock then outstanding because of a reduction in the number of outstanding shares of Common Stock then outstanding as a result of the purchase by the Company or a Subsidiary of the Company of shares of Common Stock provided; however, that any such Person described in this clause (ii) shall no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner, at any time after the date such Person became the Beneficial Owner of 4.95% or more of the then outstanding shares of Common Stock, of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Common Stock that such Person had at any time since the date such Person first became the Beneficial Owner of 4.95% or more of the then outstanding shares of Common Stock, except solely (x) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock

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represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Common Stock by the Company; or

who is a Beneficial Owner of 4.95% or more of the shares of Common Stock outstanding and whose beneficial ownership, as determined by the Board of Directors in its sole discretion, (x) would not jeopardize or endanger the availability to the Company of its NOLs or other Tax Benefits or (y) is otherwise in the best interests of the Company provided; however, that if a Person is an Exempted Person solely by reason of this clause (iii), then such Person shall cease to be an Exempted Person if (A) such Person ceases to beneficially own 4.95% or more of the shares of the then outstanding Common Stock, (B) after the date of such determination by the Board of Directors, such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Common Stock that such Person had at any time since the date such Person first became the Beneficial Owner of 4.95% or more of the then outstanding shares of Common Stock, except solely (I) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (II) as a result of a redemption of shares of Common Stock by the Company, or (C) the Board of Directors of the Company, in its sole discretion, makes a contrary determination with respect to the effect of such Person’s beneficial ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its NOLs or other Tax Benefits.

A purchaser, assignee or transferee of the shares of Common Stock (or warrants or options exercisable for Common Stock) from an Exempted Person shall not thereby become an Exempted Person, except that a transferee from the estate of an Exempted Person who receives Common Stock as a bequest or inheritance from an Exempted Person shall be an Exempted Person so long as such Person continues to be the Beneficial Owner of 4.95% or more of the then outstanding shares of Common Stock.

“Exempted Transaction” shall mean any transaction that the Board of Directors determines, in its sole discretion, is exempt from this Agreement, which determination shall be made in the sole and absolute discretion of the Board of Directors prior to the date of such transaction, including, without limitation, if the Board of Directors determines that (i) neither the Beneficial Ownership of shares of Common Stock by any Person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the availability to the Company of the Tax Benefits or (ii) such transaction is otherwise in the best interests of the Company. In granting an exemption under this definition, the Board of Directors may require any Person who would otherwise be an Acquiring Person to make certain representations or undertakings or to agree that any violation or attempted violation of such representations or undertakings will result in such consequences and subject to such conditions as the Board of Directors may determine in its sole discretion, including that any such violation shall result in such Person becoming an Acquiring Person.

“Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

“Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

“NOLs” shall mean the Company’s net operating loss carryforwards.

“Person” shall mean any individual, firm, corporation, limited liability company, partnership or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a Public Group (as such term is defined in Section 1.382-2T(f)(13) of the Treasury Regulations).

“Preferred Stock” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, par value $0.01 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

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“Principal Party” shall have the meaning set forth in Section 13(b) hereof.

“Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

“Qualified Offer” shall mean an offer, determined by a majority of the members of the Board of Directors of the Company that are independent of the relevant offeror, to have each of the following characteristics with respect to the Common Stock: (i) a tender or exchange offer for all of the outstanding shares of Common Stock at the same per-share consideration; (ii) an offer that has commenced within the meaning of Rule 14d-2(a) under the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement (the “Exchange Act”); (iii) an offer that is conditioned on a minimum of at least a majority of the outstanding shares of the Common Stock being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable; (iv) an offer pursuant to which the offeror has announced that it intends, as promptly as practicable upon successful completion of the offer, to consummate a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired using the same form and amount of consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any; (v) an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that the offer will remain open for not less than 60 days; and (vi) an offer at a per-share consideration, and on such other terms and conditions, that in each case are adequate and fair. An offer shall constitute a Qualified Offer if and only for so long as each of the foregoing requirements in clauses (i) through (vi) remain satisfied, and if any such requirement shall at any time thereafter fail to be satisfied such offer shall no longer constitute a Qualified Offer.

“Record Date” shall have the meaning set forth in the recitals of this Agreement.

“Right” shall have the meaning set forth in the recitals of this Agreement.

“Rights Agent” shall have the meaning set forth in the recitals of this Agreement.

“Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals of this Agreement.

“Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

“Section 13 Event” shall mean any event described in clause (x), (y) or (z) of Section 13(a) hereof.

“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

“Subsidiary” shall mean, with reference to any Person, any Person of which a majority of the voting power of voting equity securities or equity interests is beneficially owned, directly or indirectly, by such Person or otherwise controlled by such Person.

“Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

“Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

“Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

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“Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, as amended.

“Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

APPOINTMENT OF RIGHTS AGENT

The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable.

ISSUE OF RIGHTS CERTIFICATES

Until the earlier of (i) the close of business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth Business Day (or such later date as the Board of Directors of the Company shall determine prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than any Exempted Person, the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

As promptly as practicable following the Record Date, the Company shall send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for the Common Stock outstanding as of the Record Date, or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earliest of the Distribution Date, the Expiration Date (as such term is defined in Section 7 hereof) or the redemption of the Rights pursuant to Section 23 hereof, the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date or the redemption of the Rights pursuant to Section 23 hereof. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend substantially in the following form : “This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights

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Agreement between Beazer Homes USA, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), dated as of November 14, 2019 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.” With respect to such certificates containing the foregoing legend, until the earlier of the (i) Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

FORM OF RIGHTS CERTIFICATES

The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the share certificate evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by any Person known to be: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence , and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) a legend substantially in the following form: “The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.” The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including, without limitation, the provisions of Section 7(e).

COUNTERSIGNATURE AND REGISTRATION

The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or any Executive Vice President or Senior Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested

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by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

Following the Distribution Date, the Rights Agent shall keep, or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHTS CERTIFICATES;

MUTILATED, DESTROYED, LOST OR STOLEN RIGHTS CERTIFICATES

Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 27 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date or the redemption of the rights pursuant to Section 23 hereof, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 27 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice.

Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS

Subject to Section 7(e) and Section 27 hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the

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certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the close of business on November 14, 2022 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which all of the Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) are exchanged for Common Stock or other assets or securities as provided in Section 27 hereof, (iv) the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board of Directors of the Company determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, or (v) the close of business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no Tax Benefits may be carried forward (the earliest of (i) and (ii) and (iii) and (iv) and (v) being herein referred to as the “Expiration Date”).

The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $50.00, and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with paragraph (c) below.

Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to, or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash described in clause (ii) hereof, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

Not withstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a) (ii) Event, any Rights beneficially owned by any Person known to be (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring

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Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

Not withstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

CANCELLATION AND DESTRUCTION OF RIGHTS CERTIFICATES

All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

RESERVATION AND AVAILABILITY OF CAPITAL STOCK

The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/ or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act of 1933 (the “Act”) with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period

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of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/ or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (or Units) (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable.

The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/ or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

PREFERRED STOCK RECORD DATE

Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made provided; however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

ADJUSTMENT OF PURCHASE PRICE, NUMBER AND KIND OF SHARES OR NUMBER OF RIGHTS

The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(i)  In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a

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reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification provided; however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)  In the event any Person shall become an Acquiring Person, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii)  In the event that the number of shares of Common Stock which are authorized by the Company’s Certificate of Incorporation but not outstanding, subscribed for or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors of the Company has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board provided; however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors of the Company determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the

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Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a) (iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Section 11(a) (ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible) provided; however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock provided; however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

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(i)  For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date provided; however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market or such other system then in use, or, if on any such date the shares of Common Stock are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii)  For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of a Unit shall be equal to the Current Market Price of one share of Preferred Stock divided by 1,000.

Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price provided; however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-thousandth of a share of Common Stock or other share of capital stock or one-ten millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

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If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-ten millionth of a share of Preferred Stock) obtained by:

multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the

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Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable such number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment provided; however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

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CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES

Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS, CASH FLOW OR EARNING POWER

In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) (i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

“Principal Party” shall mean:

in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

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in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions provided; however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:

prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement (A) to become effective as soon as practicable after such filing and (B) to remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

FRACTIONAL RIGHTS AND FRACTIONAL SHARES

The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market or such system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

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The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Common Stock shall be the closing price of one (1) share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

The holder of a Right by the acceptance of the Rights expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

RIGHTS OF ACTION

All rights of action in respect of this Agreement, except the rights of action that are given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

AGREEMENT OF RIGHTS HOLDERS

Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the

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Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

not withstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation provided; however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

RIGHTS CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER

No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

CONCERNING THE RIGHTS AGENT

The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises. In no case shall the Rights Agent be liable for special, indirect, incidental or consequential loss or damage.

The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT

Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

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In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

DUTIES OF RIGHTS AGENT

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Executive Vice President or any Senior Vice President of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and non-assessable.

The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the President, any Executive Vice President or Senior Vice President of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

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The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct provided; however, reasonable care was exercised in the selection and continued employment thereof.

No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

CHANGE OF RIGHTS AGENT

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a legal business entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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ISSUANCE OF NEW RIGHTS CERTIFICATES

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale provided; however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

REDEMPTION AND TERMINATION

The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the close of business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the twentieth day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a) (ii) Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the “Current Market Price,” as defined in Section 11(d)(i) hereof, of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

NOTICE OF CERTAIN EVENTS

In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or

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more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

NOTICES

Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Beazer Homes USA, Inc.

1000 Abernathy Road, Suite 260

Atlanta, Georgia 30328

Attention: Chief Executive Officer

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

SUPPLEMENTS AND AMENDMENTS

Prior to the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an

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Acquiring Person or an Affiliate or Associate of an Acquiring Person) provided; however, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price, extends the Final Expiration Date, changes the Purchase Price or changes the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable, and following the first occurrence of an event set forth in clauses (i) and (ii) of the first sentence of Section 23(a) hereof any supplement or amendment shall require the concurrence of a majority of the members of the Board of Directors of the Company. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

EXCHANGE

(i)  The Company may, at its option, at any time after the Stock Acquisition Date, upon resolution by the Board of Directors of the Company, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such exchange ratio being hereinafter referred to as the “Section 27(a)(i) Exchange Ratio”). Notwithstanding the foregoing, the Company may not effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Acquiring Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.

(ii)  The Company may, at its option, at any time after the Stock Acquisition Date, upon resolution by the Board of Directors of the Company, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio specified in the following sentence, as appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement. Subject to such adjustment, each Right may be exchanged for that number of shares of Common Stock obtained by dividing the Adjustment Spread (as defined below) by the then Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the earlier of (i) the date on which any Person becomes an Acquiring Person or (ii) the date on which a tender or exchange offer by any Person (other than an Exempted Person, the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-4(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof such Person would be the Beneficial Owner of 4.95% or more of the shares of Common Stock then outstanding (such exchange ratio being the “Section 27(a)(ii) Exchange Ratio”). The “Adjustment Spread” shall equal (x) the aggregate market price on the date of such event of the number of Adjustment Shares determined pursuant to Section 11(a)(ii) minus (y) the Purchase Price.

(iii)  Notwithstanding anything contained in this Section 27(a) to the contrary, the Company may not exchange any Rights pursuant to this Section 27(a) unless such exchange is approved by a majority of the members of the Board of Directors of the Company.

Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 27 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Section 27(a)(i) Exchange Ratio or Section 27(a)(ii) Exchange Ratio, as the case may be. The Company shall promptly give public notice of any such exchange provided; however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not

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the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 27, the Company shall make adequate provision to substitute, to the extent that there are insufficient shares of Common Stock available (1) cash, (2) other equity securities of the Company, (3) debt securities of the Company, (4) other assets or (5) any combination of the foregoing, having an aggregate value per Right equal to (x) in the case of an exchange pursuant to Section 27(a)(i), the then current per share market price (determined pursuant to Section 11(d) hereof) of the Common Stock multiplied by the Section 27(a)(i) Exchange Ratio and (y) in the case of an exchange pursuant to Section 27(a)(ii), the Adjustment Spread, where such aggregate value has been determined by a majority of the members of the Board of Directors of the Company, after receiving advice from a nationally recognized investment banking firm. To the extent that the Company determines that any such substitution must be made, the Company shall provide, subject to Section 7(e) hereof, that such substitution shall apply uniformly to all outstanding Rights.

The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph (d), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of the exchange pursuant to this Section  27.

SUCCESSORS

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS, ETC.

For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board (with, where specifically provided for herein, the concurrence of a majority of the members of the Board of Directors of the Company) in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Rights.

BENEFITS OF THIS AGREEMENT

Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall

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be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

SEVERABILITY

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated provided; however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the twentieth day following the date of such determination by the Board of Directors.

GOVERNING LAW

This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state.

COUNTERPARTS

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

DESCRIPTIVE HEADINGS

Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof and the words “herein,” “hereof,” “hereby,” “hereto,” “hereunder” and words of similar import are references to this Agreement as a whole and not to any particular section or other provision hereof.

EFFECTIVENESS

This Agreement shall become effective as of the close of business on November 14, 2019 (the “Effective Date”); provided that, notwithstanding anything herein to the contrary, the Board of Directors may, in its sole discretion, terminate this Agreement prior to the Effective Date following the occurrence of a “Distribution Date” as defined in that certain Section 382 Rights Agreement between the Company and American Stock Transfer & Trust Company, LLC, dated as of November 6, 2016, and effective as of November 12, 2016.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:		BEAZER HOMES USA, INC.

By:		By:
	Name:		Name:
	Title:		Title:

Attest:		AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:		By:
	Name:		Name:
	Title:		Title:

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EXHIBIT A

Form of Designations, Preferences and Rights of Series A Junior Participating

Preferred Stock of Beazer Homes USA, Inc.

Section 1.  Designation and Amount.  The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 100,000.

Section 2.  Dividends and Distributions.

(a)  The holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of Beazer Homes USA, Inc., a Delaware corporation (the “Company”), out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Company shall at any time after November 14, 2016 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)  The Company shall declare a dividend or distribution on the outstanding shares of Series A Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the outstanding shares of Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c)  Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

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Section 3.  Voting Rights.  The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(a)  Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)  Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

(c)  (i)        If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.

(ii)        During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(c) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

(iii)        Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Company. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Paragraph (c)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Company. Such meeting shall be called for a time not earlier than twenty (20) days and not later than sixty (60) days after such order or request, or in default of the calling of such meeting within sixty (60) days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders

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owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Paragraph (c)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv)        In any default period, the holders of Common Stock, and other classes of stock of the Company if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Paragraph (c)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this Paragraph (c) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v)        Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the certificate of incorporation or by-laws of the Company irrespective of any increase made pursuant to the provisions of Paragraph (c)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the certificate of incorporation or by-laws of the Company). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

(d)  Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.  Certain Restrictions.

(a)  Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Company shall not:

(i)        declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii)        declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)        redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

(iv)        purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation,

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dissolution or winding up) with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)  The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under Paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.  Reacquired Shares.  Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6.  Liquidation, Dissolution or Winding Up.

(a)  Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Company, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series A Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(b)  In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(c)  In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7.  Consolidation, Merger, etc.  In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other

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stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.  No Redemption.  The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

Section 9.  Amendment.  The certificate of incorporation of the Company shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

Section 10.  Fractional Shares.  Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

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EXHIBIT B

[Form of Rights Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER NOVEMBER 14, 2019 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]

Rights Certificate

BEAZER HOMES USA, INC.

This certifies that [                ], or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of November 14, 2019 (the “Rights Agreement”), between Beazer Homes USA, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability company (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on November 14, 2022 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $50.00 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of November 14, 2019 based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the

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Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the close of business on (i) the tenth day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement), and (ii) the Final Expiration Date. In addition, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange. Under certain circumstances set forth in the Rights Agreement, the decision to redeem the Rights shall require the concurrence of a majority of the members of the Board of Directors of the Company.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of

Attest:	BEAZER HOMES USA, INC.

By:	By:
Name:		Name:
Title:		Title:

Countersigned:

Attest:	AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	By:
Name:		Name:
Title:		Title:

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[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                          hereby sells, assigns and transfers unto                          (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature:

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)

this Rights Certificate [             ] is [             ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)

after due inquiry and to the best knowledge of the undersigned, it [             ] did [             ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature:

Signature Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

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FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

To: BEAZER HOMES USA, INC.:

The undersigned hereby irrevocably elects to exercise                          Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address):

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address):

Dated:

Signature:

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)

the Rights evidenced by this Rights Certificate [             ] are [             ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)

after due inquiry and to the best knowledge of the undersigned, it [             ] did [             ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature:

Signature Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

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EXHIBIT C

SUMMARY OF RIGHTS TO PURCHASE SERIES A JUNIOR

PARTICIPATING PREFERRED STOCK

On November 6, 2018, the Board of Directors of Beazer Homes USA, Inc. (the “Company”) approved the execution of a Section 382 Rights Agreement (the “Rights Agreement”) between the Company and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), and on February 6, 2019, the adoption of the Rights Agreement was approved by the stockholders of the Company. The Rights Agreement provides for a distribution of one preferred stock purchase right (a “Right”) for each share of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) outstanding to stockholders of record at the close of business on November 14, 2019 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company a unit (a “Unit”) consisting of one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), at a Purchase Price of $50.00 per Unit (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.

The Board of Directors of the Company adopted the Rights Agreement in an effort to protect stockholder value by attempting to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards (the “NOLs”) to reduce potential future federal income tax obligations. The Company has experienced and continues to experience substantial operating losses, and under the Internal Revenue Code of 1986, as amended (the “Code”), and rules promulgated by the Internal Revenue Service, the Company may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce the Company’s federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to the Company. However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code, its ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This Summary of Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

Distribution Date; Acquiring Persons; Transfer of Rights.  Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 4.95% or more of the outstanding shares of Common Stock (the “Stock Acquisition Date”) or (ii) ten (10) business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 4.95% or more of the outstanding shares of Common Stock. The definition of Acquiring Person excludes any Exempted Person (as defined below) and any person who would become an Acquiring Person solely as a result of an Exempted Transaction (as defined below). Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates after the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date. Thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

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Exempted Persons.  The following persons shall be “Exempted Persons” under the Rights Agreement:

(i)  Any person who, together with all affiliates and associates of such person, is the beneficial owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.95% or more of the shares of Common Stock outstanding on November 14, 2019, will be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Common Stock that such person had at any time since November 14, 2019, except solely (x) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Common Stock by the Company.

(ii)  In addition, any person who, together with all affiliates and associates of such person, becomes the beneficial owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.95% or more of the shares of Common Stock then outstanding as a result of a purchase by the Company or any of its subsidiaries of shares of Common Stock will also be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and will be deemed to be an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner, at any time after the date such person became the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock, of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Common Stock that such person had at any time since the date such person first became the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock, except solely (x) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a redemption of shares of Common Stock by the Company.

(iii)  In addition, any person who, together with all affiliates and associates of such person, is the beneficial owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.95% or more of the shares of Common Stock outstanding, and whose beneficial ownership, as determined by the Board of Directors of the Company in its sole discretion, (x) would not jeopardize or endanger the availability of the Company of its NOLs or (y) is otherwise in the best interests of the Company, will be an Exempted Person. However, any such person will cease to be an Exempted Person if (A) such person ceases to beneficially own 4.95% or more of the shares of the then outstanding Common Stock, or (B) after the date of such determination by the Board of Directors of the Company, such person, together with all affiliates and associates of such person, becomes the beneficial owner of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Beneficial Ownership of Common Stock that such person had at any time since the date such person first became the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock, except solely (I) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (II) as a result of a redemption of shares of Common Stock by the Company, or (C) the Board of Directors of the Company, in its sole discretion, makes a contrary determination with respect to the effect of such person’s beneficial ownership (together with all affiliates and associates of such person) with respect to the availability to the Company of its NOLs.

A purchaser, assignee or transferee of the shares of Common Stock (or options or warrants exercisable for Common Stock) from an Exempted Person will not thereby become an Exempted Person, except that a transferee from the estate of an Exempted Person who receives Common Stock as a bequest or inheritance from an Exempted Person shall be an Exempted Person so long as such transferee continues to be the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock.

Exempted Transactions.  The following transactions shall be “Exempted Transactions” under the Rights Agreement: any transaction that the Board of Directors of the Company determines, in its sole discretion, is exempt from the Rights Agreement, which determination shall be made in the sole and absolute discretion of the Board

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of Directors prior to the date of such transaction, including, without limitation, if the Board of Directors determines that (i) neither the beneficial ownership of shares of Common Stock by any person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the availability to the Company of the Company’s tax benefits or (ii) such transaction is otherwise in the best interests of the Company. In granting an exemption for an “Exempted Transaction”, the Board of Directors of the Company may require any person who would otherwise be an Acquiring Person to make certain representations or undertakings or to agree that any violation or attempted violation of such representations or undertakings will result in such consequences and subject to such conditions as the Board of Directors of the Company may determine in its sole discretion, including that any such violation shall result in such person becoming an Acquiring Person.

Excercisability; Expiration.  The Rights are not exercisable until the Distribution Date and will expire on the earliest of (i) the close of business on November 14, 2022, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Rights Agreement, (iv) the repeal of Section 382 of the Code or any successor statute if the Board of Directors of the Company determines that the Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits, or (v) the beginning of a taxable year of the Company to which the Board of Directors of the Company determines that certain tax benefits may not be carried forward. At no time will the Rights have any voting power.

In the event that an Acquiring Person becomes the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company), having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price times the number of Units associated with each Right (initially, one). Notwithstanding any of the foregoing, following the occurrence of an Acquiring Person becoming such (a “Flip-In Event”), all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of a Flip-In Event until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, at an exercise price of $50.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $100.00 worth of Common Stock (or other consideration, as noted above) for $50.00. If the Common Stock at the time of exercise had a market value per share of $5.00, the holder of each valid Right would be entitled to purchase twenty (20) shares of Common Stock for $50.00.

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation; (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged; or (iii) 50% or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise of the Right, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph (a “Flip-Over Event”) and in the second preceding paragraph are referred to as the “Triggering Events.”

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company as set forth above or in the event the Rights are redeemed.

Anti-Dilution Provisions.  The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to

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holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

Exchange.  At any time after the Stock Acquisition Date, the Board of Directors of the Company may exchange the Rights (other than Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio equal to (i) a number of shares of Common Stock per Right with a value equal to the spread between the value of the number of shares of Common Stock for which the Rights may then be exercised and the Purchase Price or (ii) if prior to the acquisition by the Acquiring Person of 50% or more of the then outstanding shares of Common Stock, one share of Common Stock per Right (subject to adjustment).

Redemption.  At any time until ten (10) days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Amendments.  Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement provided; however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

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ANNEX I

NON-GAAP RECONCILIATION PAY RATIO

Reconciliation of Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, debt extinguishment, impairments and abandonments) to total Company net income, the most directly comparable GAAP measure, is provided for the period shown below. Management believes that Adjusted EBITDA assists investors in understanding and comparing the operating characteristics of homebuilding activities by eliminating many of the differences in companies’ respective capitalization, tax position and level of impairments. These EBITDA measures should not be considered alternatives to net income determined in accordance with GAAP as an indicator of operating performance.

FISCAL YEAR ENDED SEPTEMBER 30, 2018 (IN THOUSANDS)
Net loss	$ (45,375)
Expense from income taxes	94,373
Interest amortized to home construction and land sales expenses and capitalized interest impaired	91,331
Interest expense not qualified for capitalization	5,325
EBIT	145,654
Depreciation and amortization and stock-based compensation amortization	24,065
EBITDA	169,719
Loss on extinguishment of debt	27,839
Inventory impairments and abandonments (a)	6,770
Joint venture impairment and abandonment charges	341
Adjusted EBITDA	$ 204,669

(a) Capitalized interest impaired is included in the lines above titled “Interest amortized to home construction and land sales expenses and capitalized interest impaired” and “Interest expense not qualified for capitalization.”

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VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. BEAZER HOMES USA, INC. 1000 ABERNATHY ROAD, SUITE 260 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS ATLANTA, GA 30328 If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet 1 Investor Address Line 1    and, when prompted, indicate that you agree to receive or access proxy materials Investor Address Line 2 electronically in future years. Investor Address Line 3 1 1 OF Investor Address Line 4 VOTE BY PHONE—1-800-690-6903 Investor Address Line 5 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample                p.m., Eastern Time, on the day before the meeting date. Have your proxy card in 1234 ANYWHERE STREET 2 hand when you call and then follow the instructions. ANY CITY, ON A1A 1A1 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. PAGE 1    OF                2 x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                The Board of Directors recommends you vote FOR each nominee named in 2 0 Proposal 1:    1. Election of Directors                Nominees For Against Abstain 0000000000 1a. Elizabeth S. Acton    0 0 0 For Against Abstain 1b. Laurent Alpert    0 0 0 1i. Stephen P. Zelnak, Jr.    0 0 0    1c. Brian C. Beazer    0 0 0 The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5. For Against Abstain 1d. Peter G. Leemputte    0 0 0 2. The ratification of the selection of Deloitte & Touche LLP by the    0 0 0    Audit Committee of our Board of Directors as our independent    registered public accounting firm for the fiscal year ending September 1e. Allan P. Merrill    0 0 0    30, 2019;    1f. Peter M. Orser    0 0 0 3. A non-binding advisory vote regarding the compensation paid to the    0 0 0    Company’s named executive officers, commonly referred to as a “Say on    Pay” proposal; 1g. Norma A. Provencio    0 0 0    1h. Danny R. Shepherd    0 0 0 4. Amendment of the Company’s Amended and Restated Certificate of    0 0 0    Incorporation. For address change/comments, mark here.                0 5. A new Section 382 Rights Agreement to become effective upon the    0 0 0 17 . (see reverse for instructions) Yes No    expiration of the Company’s existing Section 382 Rights Agreement. . 1 . 0 Please indicate if you plan to attend this meeting    0 0 NOTE: The proposals to be voted on may also include such other business as R1 may properly come before the meeting and any adjournments or postponements                thereof. _ 1 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 0000392201 SHARES CUSIP # JOB # SEQUENCE # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

ANNUAL MEETING OF STOCKHOLDERS OF BEAZER HOMES USA, INC.    February 6, 2019    Please date, sign and mail your proxy card in the envelope provided as soon as possible.    Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com BEAZER HOMES USA, INC. 1000 Abernathy Road Suite 260 Atlanta, Georgia 30328    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS    The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement of Beazer Homes USA, Inc., dated December [ ], 2018, hereby appoints Allan P. Merrill and Keith L. Belknap (each with full power to act alone and with power of substitution and revocation), to represent the undersigned and to vote, as designated on the reverse side, all shares of common stock of Beazer Homes USA, Inc., par value $.001, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Beazer Homes USA, Inc. to be held at 8:30 a.m., Eastern Time, on Wednesday, February 6, 2019 at Beazer Homes USA, Inc.’s offices at 1000 Abernathy Road, Suite 260, Atlanta, Georgia 30328, and at any adjournments or postponements thereof.    This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.    Address change/comments: . 17 . 1 . 0    R1 _ 2 0000392201 (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) (Continued and to be signed on reverse side)